EXHIBIT 99.1

                         Long Beach Mortgage Loan Trust
                                     2003-4

                               Marketing Materials

                              Long Beach Mortgage
                              Specialty Home Loans
                               Washington Mutual

                          $2,161,500,000 (Approximate)

                           Long Beach Mortgage Company
                           Seller and Master Servicer

RBS Greenwich Capital                                     Morgan Stanley & Co.
                              Co-Lead Underwriters

                                 Co-Underwriters
                                 UBS Warburg LLC
                                    Citigroup
                            Deutsche Bank Securities
                               WaMu Capital Corp.

This information is furnished to you solely by Greenwich Capital
Markets, Inc. and not by the issuer of the securities or any of its affiliates.
Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the
Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                            Date Prepared: June 25, 2003

                          $2,161,500,000 (Approximate)
                      Long Beach Mortgage Loan Trust 2003-4

                  Principal     WAL (Years)       Pymt Window         Expected Rating        Assumed Final            Certificate
  Class(1,3)     Amount ($)    Call/Mat (2)   (Mths) Call/Mat(2)     (Moody's/S&P/Fitch)   Distribution Date             Type
------------- ---------------- ----------------------------------- ----------------------- ------------------ ----------------------------
AV-1 (4)       $1,287,540,000          Not Offered Hereby               Aaa/AAA/AAA           August 2033        Floating Rate Senior
------------- ---------------- -------------- -------------------- ----------------------- ------------------ ----------------------------
AV-2 (4)         $118,960,000    0.44/0.44          1-9/1-9             Aaa/AAA/AAA           August 2033        Floating Rate Senior
AV-3 (4)         $425,000,000    3.25/3.53        9-91/9-199            Aaa/AAA/AAA           August 2033        Floating Rate Senior
M-1 (4)          $126,500,000    5.13/5.64       39-91/39-163            Aa2/AA/AA            August 2033      Floating Rate Subordinate
M-2 (4)           $93,500,000    5.10/5.54       38-91/38-147              A2/A/A             August 2033      Floating Rate Subordinate
M-3 (4)           $27,500,000    5.09/5.46       38-91/38-128             A3/A-/A-            August 2033      Floating Rate Subordinate
M-4 (4)           $27,500,000    5.08/5.38       37-91/37-121          Baa1/BBB+/BBB+         August 2033      Floating Rate Subordinate
M-5 (4)           $22,000,000    5.08/5.28       37-91/37-111           Baa2/BBB/BBB          August 2033      Floating Rate Subordinate
M-6 (4)           $33,000,000    5.01/5.05       37-91/37-101          Baa3/BBB-/BBB-         August 2033      Floating Rate Subordinate
------------- ---------------- -------------- -------------------- ----------------------- ------------------ ----------------------------
Total:         $2,161,500,000
============= ================ ============== ==================== ======================= ================== ============================

(1)  The Class AV-1 Certificates are backed primarily by the cash flow from the
     Group I Mortgage Loans (as defined herein). The Class AV-2 and Class AV-3
     Certificates are backed primarily by the cash flow from the Group II
     Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3,
     Class M-4, Class M-5 and Class M-6 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The
     principal balance of each Class of Offered Certificates (as defined herein)
     is subject to a 10% variance.

(2)  See "Pricing Prepayment Speed" herein.

(3)  The Offered Certificates are priced to the Clean-up Call. The margin on the
     Class AV-1, Class AV-2 and Class AV-3 Certificates doubles and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6
     Certificates is equal to 1.5x the original margin on the first Distribution
     Date after the Clean-up Call is exercisable.
(4)  See "Net WAC Rate" herein.

Depositor:                     Long Beach Securities Corp.

Seller and
Master Servicer:               Long Beach Mortgage Company.

Sub-Servicer:                  Washington Mutual Bank, FA.

Co-Lead Underwriters:          Greenwich Capital Markets, Inc. ("RBS Greenwich Capital") (Lead Bookrunner)
                               Morgan Stanley & Co.

Co-Underwriters:               UBS Warburg LLC.
                               Citigroup. Deutsche Bank Securities Inc. WaMu
                               Capital Corp.

Trustee:                       Deutsche Bank National Trust Company.

This information is furnished to you solely by Greenwich Capital
Markets, Inc. and not by the issuer of the securities or any of its affiliates.
Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the
Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Offered Certificates:

The Class AV-1, Class AV-2 and Class AV-3 Certificates are collectively referred to herein as the "Senior Certificates." The Class M-1, Class M-2, Class M-3,
Class M-4, Class M-5 and Class M-6 Certificates are collectively referred to herein as the "Subordinate Certificates." The Senior Certificates and the
Subordinate Certificates are collectively referred to herein as the "Offered
Certificates." The Class AV-1 Certificates are also referred to herein as the
"Group I Certificates" and the Class AV-2 and Class AV-3 Certificates are also referred to herein as the "Group II Certificates."

Federal Tax Status:

It is anticipated that the Offered Certificates generally will represent ownership of REMIC regular interests for tax purposes.

Registration:

The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:

July 1, 2003.

Expected Pricing Date:

On or about June [27], 2003.

Expected Closing Date:

On or about July 10, 2003.

Distribution Date:

The 25th day of each month (or if not a business day, the next succeeding business day) commencing in August 2003.

Accrued Interest:

The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest

Accrual Period: The interest accrual period for each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the
Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.

SMMEA Eligibility:

The Offered Certificates are not expected to constitute "mortgage related securities" for purposes of SMMEA.

Clean-up

Call: The terms of the transaction allow for a clean-up call of the Mortgage
Loans and the retirement of the Offered Certificates (the "Clean-up Call"),
which may be exercised once the aggregate principal balance of the Mortgage
Loans is less than or equal to 10% of the aggregate principal balance of the
Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:

The Offered Certificates will be priced based on the following collateral prepayment assumptions:

              FRM Loans:
              115% PPC (100% PPC: 4.00% - 20.00% CPR over 12 months and remaining at 20.00% thereafter).

              ARM Loans:
              27.00% CPR

This information is furnished to you solely by Greenwich Capital
Markets, Inc. and not by the issuer of the securities or any of its affiliates.
Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the
Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Mortgage Loans:

The Mortgage Loans will consist of a pool of fixed-rate and adjustable-rate, fully-amortizing, one-to four-family, first and second lien residential mortgage loans. The description of the Initial Mortgage Loans is on the basis of their scheduled principal balances as of the Cut-off Date. As of the June 16, 2003, the mortgage pool consisted of the Initial Mortgage Loans with an aggregate scheduled principal balance of approximately $[1,551,005,871], of which: (i)
approximately $[1,090,353,054] consist of a pool of conforming balance, first and second lien, fixed-rate and adjustable-rate mortgage loans (the "Group I
Initial Mortgage Loans") and (ii) approximately $[460,652,817] consist of a pool of conforming and non-conforming balance, first and second lien, fixed-rate and adjustable-rate mortgage loans (the "Group II Initial Mortgage Loans" and together with the Group I Initial Mortgage Loans, the "Initial Mortgage Loans").
See the attached collateral descriptions for additional information on the
Initial Mortgage Loans.

On or prior to the Closing Date, it is expected that certain of the Initial
Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust. Additional mortgage loans (the "Additional
Mortgage Loans") will be included in the trust on or prior to the issuance of the Offered Certificates. The Initial Mortgage Loans and the Additional Mortgage
Loans are referred to herein together as the "Mortgage Loans." It is expected that the mortgage pool on the Closing Date will consist of Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately
$[2,200,000,000], of which: (i) approximately $[1,546,594,222] consist of a pool of conforming balance, first and second lien, fixed-rate and adjustable rate
Mortgage Loans (the "Group I Mortgage Loans") and (ii) approximately
$[653,405,778] consist of a pool of conforming and non-conforming balance, first and second lien, fixed-rate and adjustable-rate Mortgage Loans (the "Group II
Mortgage Loans").

Pass-Through Rate:

The "Pass-Through Rate" on each Class of Offered Certificates for any
Distribution Date (other than the first Distribution Date) will be equal to the lesser of (i) the related Formula Rate and (ii) the Net WAC Rate.

Formula Rate:

The "Formula Rate" on each Class of Offered Certificates is equal to the lesser of (i) One Month LIBOR plus the margin for such Class and (ii) the Maximum Cap.

Adjusted Net Mortgage Rate:

The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the loan rate less the sum of (i) the servicing fee rate and (ii) the trustee fee rate.

Adjusted Net Maximum Mortgage Rate:

The "Adjusted Net Maximum Mortgage Rate" for each Mortgage Loan is equal to the maximum loan rate (or the loan rate in the case of any fixed rate Mortgage Loan)
less the sum of (i) the servicing fee rate and (ii) the trustee fee rate.

Net WAC Rate:

The "Net WAC Rate" for the Offered Certificates will be equal to the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Maximum Cap:

The "Maximum Cap" for the Offered Certificates is equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

This information is furnished to you solely by Greenwich Capital
Markets, Inc. and not by the issuer of the securities or any of its affiliates.
Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the
Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Net WAC Rate Carryover Amount:

If on any Distribution Date the Pass-Through Rate for any Class of Offered
Certificates is limited by the Net WAC Rate, the "Net WAC Rate Carryover Amount"
for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the Net
WAC Rate and (ii) the unpaid portion of any Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest thereon at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such
Distribution Date or future Distribution Dates to the extent of funds available.

Yield Maintenance Agreement:

On the Closing Date, Long Beach will assign to the Trustee the "Yield
Maintenance Agreement" to make payments in respect of any Net WAC Rate Carryover
Amounts on the Offered Certificates as described herein. On each Distribution
Date, the counterparty to the Yield Maintenance Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of
(i) One Month LIBOR, subject to a maximum of [9.77]% over (ii) the strike price for such Distribution Date specified on the Yield Maintenance Agreement Schedule herein, accrued during the related Interest Accrual Period for the Offered
Certificates and (b) the notional balance for such Distribution Date specified on the Yield Maintenance Agreement Schedule herein. The Yield Maintenance
Agreement will terminate after the Distribution Date in [January 2007].

Credit Enhancement:

Consists of the following:

1)   Excess Cashflow;
2)   Overcollateralized Amount; and
3)   Subordination.

Excess Cashflow:

The "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."

Overcollateralized Amount:

The "Overcollateralized Amount" for any Distribution Date is equal to the excess of the aggregate principal balance of the Mortgage Loans on the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment
Period) over the sum of the aggregate principal balance of the Offered
Certificates and the aggregate principal balance of the Class P Certificates
(assuming that 100% of the aggregate Principal Remittance Amount is applied as a principal payment on such Distribution Date). On the Closing Date, the
Overcollateralized Amount will be fully funded at approximately [1.75]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. To the extent the Overcollateralized Amount is reduced below the Overcollateralization
Target Amount, Excess Cashflow will be directed to build the Overcollateralized
Amount until the Overcollateralization Target Amount is reached.

This information is furnished to you solely by Greenwich Capital
Markets, Inc. and not by the issuer of the securities or any of its affiliates.
Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the
Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Overcollateralization Target Amount:

Prior to the Stepdown Date, the "Overcollateralization Target Amount" will equal to approximately [1.75]% of the aggregate principal balance of the Mortgage
Loans as of the Cut-off Date.

On or after the Stepdown Date, the Overcollateralization Target Amount will be equal to the lesser of (a) approximately [1.75]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (b) approximately
[3.50]% of the aggregate principal balance of the Mortgage Loans for the related
Distribution Date, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Provided, however, if a Trigger Event has occurred on the related Distribution
Date, the Overcollateralization Target Amount will be equal to the
Overcollateralization Target Amount for the previous Distribution Date.

Stepdown Date:

The earlier to occur of (i) the Distribution Date on which the principal balance of the Class A Certificates has been reduced to zero; and

(ii) the later to occur of (x) the Distribution Date occurring in August 2006 and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [33.50]%.

Credit Enhancement Percentage:

The "Credit Enhancement Percentage" for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and
(b) the Overcollateralized Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Trigger Event:

A "Trigger Event" is in effect on any Distribution Date on or after the Stepdown
Date, if either (i) the 60+ delinquency percentage exceeds [44]% of the current
Credit Enhancement Percentage or (ii) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date are greater than:

    ------------------------------------ ---------------------------------------------------------------
             Distribution Date                                     Percentage
    ------------------------------------ ---------------------------------------------------------------
          August 2006 - July 2007        [3.25]% initially, plus 1/12th of [1.25]% for each month
                                         thereafter
    ------------------------------------ ---------------------------------------------------------------
          August 2007 - July 2008        [4.50]% initially, plus 1/12th of [0.75]% for each month
                                         thereafter
    ------------------------------------ ---------------------------------------------------------------
          August 2008 - July 2009        [5.25]% initially, plus 1/12th of [0.35] % for each month
                                         thereafter
    ------------------------------------ ---------------------------------------------------------------
          August 2009 and thereafter     [5.60]%
    ------------------------------------ ---------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital
Markets, Inc. and not by the issuer of the securities or any of its affiliates.
Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the
Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan.
The amount of such insufficiency is a "Realized Loss." Realized Losses on the
Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralized Amount. Following the reduction of the Overcollateralized Amount to zero, all remaining Realized
Losses will be allocated in reverse sequential order, first to the Class M-6
Certificates, then to the Class M-5 Certificates, then to the Class M-4
Certificates, then to the Class M-3 Certificates and then to the Class M-2
Certificates and then to the Class M-1 Certificates.

Priority of Distributions:

Available funds from the Mortgage Loans will be distributed as follows:

     1)   Interest funds, as follows: first, servicing fees and trustee fees, second, monthly interest plus any previously unpaid interest to the
          Senior Certificates, generally from the related loan group, third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the
          Class M-3 Certificates, sixth, monthly interest to the Class M-4
          Certificates, seventh, monthly interest to the Class M-5 Certificates and eighth, monthly interest to the Class M-6 Certificates.

     2)   Principal funds, as follows in the amounts described under "Principal
          Paydown:" monthly principal to the Senior Certificates, generally based on the principal collected from the related loan group, then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the
          Class M-3 Certificates, then monthly principal to the Class M-4
          Certificates, then monthly principal to the Class M-5 Certificates and lastly, monthly principal to the Class M-6 Certificates.

     3)   Excess Cashflow as follows: as principal to the Offered Certificates to replenish or maintain the Overcollateralized Amount as described under "Principal Paydown," then any unpaid interest on the Senior
          Certificates, pro rata, then any previously unpaid interest to the
          Class M-1 Certificates, then any unpaid applied Realized Loss amount to the Class M-1 Certificates, then any previously unpaid interest to the Class M-2 Certificates, then any unpaid applied Realized Loss amount to the Class M-2 Certificates, then any previously unpaid interest to the Class M-3 Certificates, then any unpaid applied
          Realized Loss amount to the Class M-3 Certificates, then any previously unpaid interest to the Class M-4 Certificates, then any unpaid applied Realized Loss amount to the Class M-4 Certificates, then any previously unpaid interest to the Class M-5 Certificates, then, any unpaid applied Realized Loss amount to the Class M-5
          Certificates, then any previously unpaid interest to the Class M-6
          Certificates, and lastly, any unpaid applied Realized Loss amount to the Class M-6 Certificates.

     4)   Any proceeds from the Yield Maintenance Agreement will be distributed to pay any related Net WAC Rate Carryover Amount with respect to the
          Offered Certificates pro rata based on aggregate certificate principal balance.

     5)   Any remaining Excess Cashflow will be distributed to pay any related
          Net WAC Rate Carryover Amount remaining unpaid after distributions in
          (4) above as follows: first to the Senior Certificates, pro rata, then to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4
          Certificates, then to the Class M-5 Certificates and lastly to the
          Class M-6 Certificates.

     6)   Any remaining Excess Cashflow to the holders of the non-offered classes of certificates as further described in the pooling agreement.

This information is furnished to you solely by Greenwich Capital
Markets, Inc. and not by the issuer of the securities or any of its affiliates.
Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the
Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Principal Paydown:

Any amounts distributable in regards to principal with respect to the Group II
Certificates will be distributed first to the Class AV-2 Certificates, until its certificate principal balance reduced to zero and then, to the Class AV-3
Certificates, until its certificate principal balance is reduced to zero.

1)   Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal will be paid to the Senior Certificates, generally based on principal collected from the related loan group, provided, however if the
     Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1
     Certificates, ii) the Class M-2 Certificates, iii) the Class M-3
     Certificates, iv) the Class M-4 Certificates, v) the Class M-5 Certificates
     and vi) the Class M-6 Certificates.

2)   On or after the Stepdown Date and if a Trigger Event is not in effect, all the Offered Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates, generally based on the principal collected from the related loan group, such that the Senior Certificates will have at least [33.50]% credit enhancement, second to the Class M-1 Certificates such that the Class M-1
     Certificates will have at least [22.00]% credit enhancement, third to the
     Class M-2 Certificates such that the Class M-2 Certificates will have at least [13.50]% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least [11.00]% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4
     Certificates will have at least [8.50]% credit enhancement, sixth, to the
     Class M-5 Certificates such that the Class M-5 Certificates will have at least [6.50]% credit enhancement and, seventh, to the Class M-6
     Certificates such that the Class M-6 Certificates will have at least
     [3.50]% credit enhancement (subject, in each case, to any
     overcollateralization floors).

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational
Materials") are privileged and intended for use by the addressee only. These
Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by
Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the
Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational
Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the
Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital
Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                                     Weighted Average Life Tables

Class AV-1 To Call
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                       18.43         5.11          3.43         2.69          1.97          1.61         1.32
 MDUR (yr)                      15.86         4.79          3.28         2.59          1.91          1.57         1.30
 First Prin Pay                08/25/03     08/25/03      08/25/03     08/25/03      08/25/03      08/25/03     08/25/03
 Last Prin Pay                 03/25/32     11/25/17      03/25/13     02/25/11      03/25/09      05/25/08     09/25/07
----------------------------------------------------------------------------------------------------------------------------

Class AV-1 To Maturity
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                       18.48         5.50          3.72         2.92          2.15          1.76         1.41
 MDUR (yr)                      15.89         5.09          3.52         2.80          2.07          1.71         1.38
 First Prin Pay                08/25/03     08/25/03      08/25/03     08/25/03      08/25/03      08/25/03     08/25/03
 Last Prin Pay                 06/25/33     10/25/30      09/25/24     06/25/20      05/25/16      06/25/14     11/25/12
----------------------------------------------------------------------------------------------------------------------------

Class AV-2 To Call
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                        6.68         0.74          0.53         0.44          0.35          0.31         0.28
 MDUR (yr)                       6.33         0.73          0.52         0.43          0.35          0.31         0.28
 First Prin Pay                08/25/03     08/25/03      08/25/03     08/25/03      08/25/03      08/25/03     08/25/03
 Last Prin Pay                 03/25/15     11/25/04      06/25/04     04/25/04      02/25/04      01/25/04     12/25/03
----------------------------------------------------------------------------------------------------------------------------

Class AV-2 To Maturity
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                        6.68         0.74          0.53         0.44          0.35          0.31         0.28
 MDUR (yr)                       6.33         0.73          0.52         0.43          0.35          0.31         0.28
 First Prin Pay                08/25/03     08/25/03      08/25/03     08/25/03      08/25/03      08/25/03     08/25/03
 Last Prin Pay                 03/25/15     11/25/04      06/25/04     04/25/04      02/25/04      01/25/04     12/25/03
----------------------------------------------------------------------------------------------------------------------------

                                       10

This information is furnished to you solely by Greenwich Capital
Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                                     Weighted Average Life Tables

Class AV-3 To Call
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                       21.71         6.16          4.14         3.25          2.35          1.90         1.55
 MDUR (yr)                      18.50         5.76          3.95         3.12          2.28          1.85         1.52
 First Prin Pay                03/25/15     11/25/04      06/25/04     04/25/04      02/25/04      01/25/04     12/25/03
 Last Prin Pay                 03/25/32     11/25/17      03/25/13     02/25/11      03/25/09      05/25/08     09/25/07
----------------------------------------------------------------------------------------------------------------------------

Class AV-3 To Maturity
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                       21.78         6.60          4.48         3.53          2.56          2.07         1.63
 MDUR (yr)                      18.54         6.11          4.24         3.37          2.47          2.01         1.59
 First Prin Pay                03/25/15     11/25/04      06/25/04     04/25/04      02/25/04      01/25/04     12/25/03
 Last Prin Pay                 06/25/33     05/25/30      04/25/24     02/25/20      02/25/16      04/25/14     10/25/12
----------------------------------------------------------------------------------------------------------------------------

Class M-1 To Call
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                       26.12         9.51          6.37         5.13          4.39          4.37         4.21
 MDUR (yr)                      20.62         8.58          5.92         4.84          4.18          4.17         4.02
 First Prin Pay                02/25/25     02/25/08      08/25/06     10/25/06      02/25/07      04/25/07     09/25/07
 Last Prin Pay                 03/25/32     11/25/17      03/25/13     02/25/11      03/25/09      05/25/08     09/25/07
----------------------------------------------------------------------------------------------------------------------------

Class M-1 To Maturity
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                       26.25         10.38         7.01         5.64          4.78          4.70         5.13
 MDUR (yr)                      20.69         9.21          6.44         5.27          4.52          4.46         4.85
 First Prin Pay                02/25/25     02/25/08      08/25/06     10/25/06      02/25/07      04/25/07     09/25/07
 Last Prin Pay                 05/25/33     07/25/27      10/25/20     02/25/17      10/25/13      03/25/12     01/25/11
----------------------------------------------------------------------------------------------------------------------------

                                       11

This information is furnished to you solely by Greenwich Capital
Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                                     Weighted Average Life Tables

Class M-2 To Call
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                       26.12         9.51          6.37         5.10          4.21          3.97         3.94
 MDUR (yr)                      17.99         8.07          5.67         4.64          3.89          3.70         3.67
 First Prin Pay                02/25/25     02/25/08      08/25/06     09/25/06      11/25/06      12/25/06     02/25/07
 Last Prin Pay                 03/25/32     11/25/17      03/25/13     02/25/11      03/25/09      05/25/08     09/25/07
----------------------------------------------------------------------------------------------------------------------------

Class M-2 To Maturity
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                       26.24         10.28         6.93         5.54          4.55          4.25         4.18
 MDUR (yr)                      18.04         8.55          6.07         4.98          4.17          3.93         3.88
 First Prin Pay                02/25/25     02/25/08      08/25/06     09/25/06      11/25/06      12/25/06     02/25/07
 Last Prin Pay                 03/25/33     08/25/25      01/25/19     10/25/15      09/25/12      05/25/11     03/25/10
----------------------------------------------------------------------------------------------------------------------------

Class M-3 To Call
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                       26.12         9.51          6.37         5.09          4.14          3.84         3.70
 MDUR (yr)                      17.15         7.89          5.58         4.57          3.79          3.54         3.43
 First Prin Pay                02/25/25     02/25/08      08/25/06     09/25/06      10/25/06      11/25/06     12/25/06
 Last Prin Pay                 03/25/32     11/25/17      03/25/13     02/25/11      03/25/09      05/25/08     09/25/07
----------------------------------------------------------------------------------------------------------------------------

Class M-3 To Maturity
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                       26.23         10.16         6.83         5.46          4.42          4.07         3.90
 MDUR (yr)                      17.19         8.28          5.91         4.85          4.02          3.74         3.59
 First Prin Pay                02/25/25     02/25/08      08/25/06     09/25/06      10/25/06      11/25/06     12/25/06
 Last Prin Pay                 01/25/33     04/25/23      02/25/17     03/25/14      07/25/11      05/25/10     05/25/09
----------------------------------------------------------------------------------------------------------------------------

                                       12

This information is furnished to you solely by Greenwich Capital
Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                                     Weighted Average Life Tables

Class M-4 To Call
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                       26.12         9.51          6.37         5.08          4.12          3.79         3.62
 MDUR (yr)                      15.28         7.48          5.37         4.42          3.68          3.42         3.28
 First Prin Pay                02/25/25     02/25/08      08/25/06     08/25/06      09/25/06      10/25/06     11/25/06
 Last Prin Pay                 03/25/32     11/25/17      03/25/13     02/25/11      03/25/09      05/25/08     09/25/07
----------------------------------------------------------------------------------------------------------------------------

Class M-4 To Maturity
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                       26.22         10.05         6.75         5.38          4.35          3.98         3.78
 MDUR (yr)                      15.31         7.76          5.61         4.63          3.85          3.57         3.41
 First Prin Pay                02/25/25     02/25/08      08/25/06     08/25/06      09/25/06      10/25/06     11/25/06
 Last Prin Pay                 12/25/32     03/25/22      05/25/16     08/25/13      02/25/11      12/25/09     01/25/09
----------------------------------------------------------------------------------------------------------------------------

Class M-5 To Call
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                       26.12         9.51          6.37         5.08          4.09          3.76         3.56
 MDUR (yr)                      14.07         7.19          5.21         4.31          3.58          3.33         3.18
 First Prin Pay                02/25/25     02/25/08      08/25/06     08/25/06      09/25/06      09/25/06     10/25/06
 Last Prin Pay                 03/25/32     11/25/17      03/25/13     02/25/11      03/25/09      05/25/08     09/25/07
----------------------------------------------------------------------------------------------------------------------------

Class M-5 To Maturity
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                       26.20         9.88          6.63         5.28          4.24          3.89         3.67
 MDUR (yr)                      14.09         7.36          5.37         4.45          3.70          3.43         3.26
 First Prin Pay                02/25/25     02/25/08      08/25/06     08/25/06      09/25/06      09/25/06     10/25/06
 Last Prin Pay                 10/25/32     11/25/20      04/25/15     10/25/12      06/25/10      06/25/09     08/25/08
----------------------------------------------------------------------------------------------------------------------------

                                       13

This information is furnished to you solely by Greenwich Capital
Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                                     Weighted Average Life Tables

Class M-6 To Call
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                       26.09         9.40          6.29         5.01          4.03          3.68         3.46
 MDUR (yr)                      14.06         7.13          5.16         4.27          3.54          3.27         3.10
 First Prin Pay                02/25/25     02/25/08      08/25/06     08/25/06      08/25/06      08/25/06     09/25/06
 Last Prin Pay                 03/25/32     11/25/17      03/25/13     02/25/11      03/25/09      05/25/08     09/25/07
----------------------------------------------------------------------------------------------------------------------------

Class M-6 To Maturity
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      115% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% CPR       15% CPR      22% CPR       27% CPR       35% CPR      40% CPR       45% CPR
============================================================================================================================
 WAL (yr)                       26.11         9.47          6.33         5.05          4.06          3.70         3.48
 MDUR (yr)                      14.07         7.17          5.19         4.29          3.56          3.28         3.11
 First Prin Pay                02/25/25     02/25/08      08/25/06     08/25/06      08/25/06      08/25/06     09/25/06
 Last Prin Pay                 07/25/32     05/25/19      03/25/14     12/25/11      10/25/09      11/25/08     02/25/08
----------------------------------------------------------------------------------------------------------------------------

                                       14

This information is furnished to you solely by Greenwich Capital
Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                                    Effective Net WAC Rate Schedule

-------------------- --------------------- ------------------ --------------------- ------------------ ---------------------
                           Net WAC                                  Net WAC                                  Net WAC
      Period             Rate (1,2,3)           Period            Rate (1,2,3)           Period            Rate (1,2,3)
-------------------- --------------------- ------------------ --------------------- ------------------ ---------------------
         1                10.00136%               40               10.04468%               79               10.23632%
         2                10.03784%               41               10.05453%               80               11.32820%
         3                10.04049%               42               10.06347%               81               10.22753%
         4                10.03505%               43                9.14169%               82               10.56392%
         5                10.03779%               44               10.11746%               83               10.21878%
         6                10.03206%               45                9.13501%               84               10.55490%
         7                10.03049%               46                9.43607%               85               10.21007%
         8                10.03815%               47                9.12861%               86               10.20573%
         9                10.02709%               48                9.98521%               87               10.54144%
        10                10.03000%               49                9.74727%               88               10.19708%
        11                10.02337%               50                9.74328%               89               10.53253%
        12                10.02636%               51               10.06395%               90               10.18847%
        13                10.01937%               52                9.73533%               91               10.18418%
        14                10.01727%               53               10.05600%               92               11.27061%
        15                10.02047%               54               10.25743%
        16                10.01288%               55               10.34026%
        17                10.01625%               56               11.04848%
        18                10.00827%               57               10.33110%
        19                10.00591%               58               10.67075%
        20                10.02308%               59               10.32197%
        21                10.00092%               60               10.66163%
        22                10.00475%               61               10.31493%
        23                 9.99567%               62               10.31039%
        24                10.01737%               63               10.64938%
        25                10.01030%               64               10.30132%
        26                10.00792%               65               10.64002%
        27                10.01351%               66               10.29237%
        28                10.00300%               67               10.28845%
        29                10.00888%               68               11.38580%
        30                10.01731%               69               10.27945%
        31                10.01815%               70               10.61747%
        32                10.04775%               71               10.27049%
        33                10.01370%               72               10.60832%
        34                10.02180%               73               10.26224%
        35                10.00902%               74               10.25778%
        36                10.04161%               75               10.59511%
        37                10.03262%               76               10.24890%
        38                10.04487%               77               10.58596%
        39                10.05472%               78               10.24015%
-------------------- --------------------- ------------------ --------------------- ------------------ ---------------------
(1) One Month LIBOR and Six Month LIBOR increased to 20%.
(2) Includes proceeds from the Yield Maintenance Agreement.
(3) Adjusted to actual/360.

                                       15

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  Initial Mortgage Loans
                                                        Scheduled Balances as of the Cut-off Date

TOTAL CURRENT BALANCE:                                            1,551,005,871
NUMBER OF LOANS:                                                          8,293

                                                                                                           Minimum                       Maximum
AVG CURRENT BALANCE:                                                $187,025.91                         $11,760.05                 $1,000,000.00

WAVG GROSS COUPON:                                                       7.3435%                          4.6250%                    14.2500%
WAVG GROSS MARGIN:                                                       5.1918%                          4.2500%                     7.7500%
WAVG INITIAL RATE CAP:                                                   1.0610%                          1.0000%                     3.0000%
WAVG SUBSEQUENT RATE CAP:                                                1.0000%                          1.0000%                     1.0000%
WAVG MINIMUM RATE:                                                       7.4706%                          4.6250%                    13.0500%
WAVG MAXIMUM RATE:                                                      13.4763%                         10.6250%                    19.0500%

WAVG NEXT RESET:                                                          23.74  months                       1.00  months                 60.00  months

WAVG COMBINED ORIGINAL LTV:                                               79.44%                           13.05%                     100.00%

WAVG ORIGINAL TERM:                                                         354  months                        120  months                   360  months
WAVG REMAINING TERM:                                                        354  months                        119  months                   360  months

WAVG FICO SCORE:                                                            636                                432                           814

PREPAYMENT BREAKDOWN ($):                                   61.67 %  Prepayment Penalty, 38.33 %  No Prepayment Penalty

TOP STATE CONC ($):                                         51.13 %  California,  6.48 %  Colorado,  5.44 %  Texas
MAXIMUM ZIP CODE CONC ($):                                  0.49%  94015

FIRST PAY DATE:                                                                                 May 01, 2002                  Aug 01, 2003
PAID TO DATE:                                                                                   May 01, 2003                  Jun 01, 2006
NEXT RATE CHANGE DATE:                                                                           Jul 01, 2003                  Jun 01, 2008
MATURE DATE:                                                                                    May 01, 2013                  Jul 01, 2033

                                       16

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                    % of Aggregate
                                                                                        Principal Balance         Principal Balance
                                                                  Number of             Outstanding as of         Outstanding as of
PRODUCT:                                                       Mortgage Loans           the Cut-off Date           the Cut-off Date
---------------------------------------------------------    --------------------    ------------------------    ---------------------
 2/28 LIBOR                                                                5,411            1,072,797,224.85                    69.17
 3/27 LIBOR                                                                  146               25,451,233.68                     1.64
 5/25 LIBOR                                                                    5                1,244,475.36                     0.08
 6 Month LIBOR                                                                16                3,203,281.21                     0.21
 Fixed Rate                                                                2,569              442,878,848.79                    28.55
Fixed Rate Second Lien                                                       146                5,430,807.11                     0.35
---------------------------------------------------------    --------------------    ------------------------    ---------------------
Total                                                                      8,293            1,551,005,871.00                   100.00
=========================================================    ====================    ========================    =====================

                                                                                                                    % of Aggregate
                                                                                        Principal Balance         Principal Balance
                                                                  Number of             Outstanding as of         Outstanding as of
PREPAYMENT PENALTY:                                            Mortgage Loans           the Cut-off Date           the Cut-off Date
---------------------------------------------------------    --------------------    ------------------------    ---------------------
 No Prepayment Penalty                                                     3,281              594,544,037.30                    38.33
 Prepayment Penalty                                                        5,012              956,461,833.70                    61.67
---------------------------------------------------------    --------------------    ------------------------    ---------------------
Total                                                                      8,293            1,551,005,871.00                   100.00
=========================================================    ====================    ========================    =====================

                                       17

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                                           % of Aggregate
                                                                                                             Principal Balance         Principal Balance
                                                                                       Number of             Outstanding as of         Outstanding as of
PRINCIPAL BALANCE:                                                                  Mortgage Loans           the Cut-off Date           the Cut-off Date
------------------------------------------------------------------------------    --------------------    ------------------------    ---------------------
      0.01  -      50,000.00                                                                      538               20,601,112.75                     1.33
  50,000.01  -    100,000.00                                                                    1,852              139,058,368.78                     8.97
 100,000.01  -    150,000.00                                                                    1,638              203,403,502.76                    13.11
 150,000.01  -    200,000.00                                                                    1,358              236,650,999.80                    15.26
 200,000.01  -    250,000.00                                                                      932              208,558,414.79                    13.45
 250,000.01  -    300,000.00                                                                      701              192,525,672.39                    12.41
 300,000.01  -    350,000.00                                                                      430              139,198,515.15                     8.97
 350,000.01  -    400,000.00                                                                      284              106,282,941.85                     6.85
 400,000.01  -    450,000.00                                                                      161               68,730,662.84                     4.43
 450,000.01  -    500,000.00                                                                      132               63,490,173.15                     4.09
 500,000.01  -    550,000.00                                                                       65               34,327,922.23                     2.21
 550,000.01  -    600,000.00                                                                       64               36,698,289.41                     2.37
 600,000.01  -    650,000.00                                                                       41               25,928,388.53                     1.67
 650,000.01  -    700,000.00                                                                       32               21,746,247.08                     1.40
 700,000.01  -    750,000.00                                                                       25               18,198,725.52                     1.17
 750,000.01  -    800,000.00                                                                       13               10,128,872.92                     0.65
 800,000.01  -    850,000.00                                                                        3                2,468,582.74                     0.16
 850,000.01  -    900,000.00                                                                        5                4,396,012.96                     0.28
 900,000.01  -    950,000.00                                                                        4                3,714,190.04                     0.24
 950,000.01  - 1,000,000.00                                                                        15               14,898,275.31                     0.96
------------------------------------------------------------------------------    --------------------    ------------------------    ---------------------
Total                                                                                           8,293            1,551,005,871.00                   100.00
==============================================================================    ====================    ========================    =====================

                                                                                                                                         % of Aggregate
                                                                                                             Principal Balance         Principal Balance
                                                                                       Number of             Outstanding as of         Outstanding as of
ORIGINAL TERM (months):                                                             Mortgage Loans           the Cut-off Date           the Cut-off Date
------------------------------------------------------------------------------    --------------------    ------------------------    ---------------------
 120                                                                                                3                  169,462.14                     0.01
 180                                                                                              338               43,357,553.11                     2.80
 240                                                                                              150                6,078,567.85                     0.39
 360                                                                                            7,802            1,501,400,287.90                    96.80
------------------------------------------------------------------------------    --------------------    ------------------------    ---------------------
Total                                                                                           8,293            1,551,005,871.00                   100.00
==============================================================================    ====================    ========================    =====================

                                       18

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                                % of Aggregate
                                                                                                    Principal Balance          Principal Balance
                                                                              Number of             Outstanding as of          Outstanding as of
REMAINING TERM (months):                                                   Mortgage Loans           the Cut-off Date           the Cut-off Date
---------------------------------------------------------------------    --------------------    ------------------------    ----------------------
 119  - 120                                                                                3                  169,462.14                      0.01
 171  - 180                                                                              338               43,357,553.11                      2.80
 231  - 240                                                                              150                6,078,567.85                      0.39
 341  - 350                                                                                5                  672,946.32                      0.04
 351  - 360                                                                            7,797            1,500,727,341.58                     96.76
---------------------------------------------------------------------    --------------------    ------------------------    ----------------------
Total                                                                                  8,293            1,551,005,871.00                    100.00
=====================================================================    ====================    ========================    ======================

                                                                                                                                % of Aggregate
                                                                                                    Principal Balance          Principal Balance
                                                                              Number of             Outstanding as of          Outstanding as of
PROPERTY TYPE:                                                             Mortgage Loans           the Cut-off Date           the Cut-off Date
---------------------------------------------------------------------    --------------------    ------------------------    ----------------------
 Single Family                                                                         6,047            1,163,365,580.09                     75.01
 PUD                                                                                     663              144,124,436.11                      9.29
 2-4 Units                                                                               528              102,120,462.68                      6.58
 Condominium                                                                             477               85,152,905.93                      5.49
 Manufactured Housing                                                                    555               53,008,078.92                      3.42
 Townhouse                                                                                23                3,234,407.27                      0.21
---------------------------------------------------------------------    --------------------    ------------------------    ----------------------
Total                                                                                  8,293            1,551,005,871.00                    100.00
=====================================================================    ====================    ========================    ======================

                                                                                                                                % of Aggregate
                                                                                                    Principal Balance          Principal Balance
                                                                              Number of             Outstanding as of          Outstanding as of
OCCUPANCY:                                                                 Mortgage Loans           the Cut-off Date           the Cut-off Date
---------------------------------------------------------------------    --------------------    ------------------------    ----------------------
 Primary                                                                               7,273            1,422,017,979.73                     91.68
 Non-owner                                                                               953              116,206,340.56                      7.49
 Second Home                                                                              67               12,781,550.71                      0.82
---------------------------------------------------------------------    --------------------    ------------------------    ----------------------
Total                                                                                  8,293            1,551,005,871.00                    100.00
=====================================================================    ====================    ========================    ======================

                                                                                                                                % of Aggregate
                                                                                                    Principal Balance          Principal Balance
                                                                              Number of             Outstanding as of          Outstanding as of
PURPOSE:                                                                   Mortgage Loans           the Cut-off Date           the Cut-off Date
---------------------------------------------------------------------    --------------------    ------------------------    ----------------------
 Cash Out Refinance                                                                    3,696              696,837,443.19                     44.93
 Purchase                                                                              3,664              682,741,589.71                     44.02
 Rate/Term Refinance                                                                     933              171,426,838.10                     11.05
---------------------------------------------------------------------    --------------------    ------------------------    ----------------------
Total                                                                                  8,293            1,551,005,871.00                    100.00
=====================================================================    ====================    ========================    ======================

                                       19

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                       % of Aggregate
                                                                                           Principal Balance          Principal Balance
                                                                     Number of             Outstanding as of          Outstanding as of
COMBINED ORIGINAL LTV:                                            Mortgage Loans           the Cut-off Date           the Cut-off Date
------------------------------------------------------------    --------------------    ------------------------    ----------------------
  10.01  -   15.00                                                                2                  802,337.24                      0.05
  15.01  -   20.00                                                                5                  212,042.86                      0.01
  20.01  -   25.00                                                                8                  901,521.86                      0.06
  25.01  -   30.00                                                               15                1,357,641.83                      0.09
  30.01  -   35.00                                                               10                1,163,438.40                      0.08
  35.01  -   40.00                                                               35                6,208,352.38                      0.40
  40.01  -   45.00                                                               47                7,596,179.54                      0.49
  45.01  -   50.00                                                               74               12,301,852.91                      0.79
  50.01  -   55.00                                                               89               14,069,961.10                      0.91
  55.01  -   60.00                                                              128               23,352,861.94                      1.51
  60.01  -   65.00                                                              291               51,061,678.11                      3.29
  65.01  -   70.00                                                              454               76,086,906.05                      4.91
  70.01  -   75.00                                                              701              125,290,578.45                      8.08
  75.01  -   80.00                                                            3,794              751,121,968.51                     48.43
  80.01  -   85.00                                                            1,166              211,650,095.16                     13.65
  85.01  -   90.00                                                            1,141              229,223,184.05                     14.78
  90.01  -   95.00                                                              195               33,547,017.30                      2.16
  95.01  - 100.00                                                               138                5,058,253.31                      0.33
------------------------------------------------------------    --------------------    ------------------------    ----------------------
Total                                                                         8,293            1,551,005,871.00                    100.00
============================================================    ====================    ========================    ======================

                                       20

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                    % of Aggregate
                                                                        Principal Balance         Principal Balance
                                                  Number of             Outstanding as of         Outstanding as of
STATE:                                         Mortgage Loans           the Cut-off Date           the Cut-off Date
-----------------------------------------    --------------------    ------------------------    ---------------------
Alabama                                                       107               10,966,313.49                     0.71

Alaska                                                         6                  792,847.86                     0.05

Arizona                                                      137               21,839,092.59                     1.41

Arkansas                                                      48                4,585,417.36                     0.30

California                                                 3,162              793,050,978.93                    51.13

Colorado                                                     509              100,447,974.98                     6.48

Connecticut                                                   51               12,103,573.47                     0.78

Delaware                                                       3                  885,152.18                     0.06

Florida                                                      359               51,037,245.81                     3.29

Georgia                                                      162               24,772,982.01                     1.60

Hawaii                                                         1                  680,000.00                     0.04

Idaho                                                         21                3,172,712.92                     0.20

Illinois                                                     533               66,824,163.28                     4.31

Indiana                                                       77                6,608,270.51                     0.43

Iowa                                                          21                2,482,673.14                     0.16

Kansas                                                        16                1,627,108.93                     0.10

Kentucky                                                      29                2,438,871.85                     0.16

Louisiana                                                     69                7,905,601.25                     0.51

Maine                                                          4                  715,841.05                     0.05

Maryland                                                      55               11,401,859.45                     0.74

Massachusetts                                                 59               14,114,742.06                     0.91

Michigan                                                     200               23,706,182.78                     1.53

Minnesota                                                     67               12,038,570.32                     0.78

Missouri                                                     106                9,598,647.55                     0.62

Montana                                                       62               10,757,036.32                     0.69

Nebraska                                                      29                3,108,742.87                     0.20

Nevada                                                        72               12,715,742.66                     0.82

New Hampshire                                                  2                  234,445.30                     0.02

New Jersey                                                    66               15,642,365.14                     1.01

New Mexico                                                    47                5,377,967.05                     0.35

New York                                                     128               35,738,654.78                     2.30

North Carolina                                               165               17,037,209.06                     1.10

North Dakota                                                   3                  297,019.80                     0.02

Ohio                                                         162               17,702,564.43                     1.14

Oklahoma                                                      40                2,761,420.05                     0.18

Oregon                                                       144               25,324,105.20                     1.63

Pennsylvania                                                  91                9,399,503.69                     0.61

                                       21

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                    % of Aggregate
                                                                        Principal Balance         Principal Balance
                                                  Number of             Outstanding as of         Outstanding as of
STATE
(cont.):                                       Mortgage Loans           the Cut-off Date           the Cut-off Date
-----------------------------------------    --------------------    ------------------------    ---------------------
Rhode Island                                                23                3,872,770.32                     0.25

South Carolina                                              71                6,045,153.70                     0.39

South Dakota                                                 1                   93,075.00                     0.01

Tennessee                                                   104                8,374,898.30                     0.54

Texas                                                       693               84,316,888.54                     5.44

Utah                                                        101               18,104,854.09                     1.17

Vermont                                                       2                  291,616.85                     0.02

Virginia                                                     52               11,541,001.07                     0.74

Washington                                                  369               70,564,903.61                     4.55

West Virginia                                                 8                  868,148.52                     0.06

Wisconsin                                                    44                4,801,983.99                     0.31

Wyoming                                                      12                2,236,976.89                     0.14
-----------------------------------------    --------------------    ------------------------    ---------------------
Total                                                      8,293           1,551,005,871.00                   100.00
=========================================    ====================    ========================    =====================

                                                                                                    % of Aggregate
                                                                        Principal Balance         Principal Balance
                                                  Number of             Outstanding as of         Outstanding as of
DOCUMENTATION:                                 Mortgage Loans           the Cut-off Date           the Cut-off Date
-----------------------------------------    --------------------    ------------------------    ---------------------
 Full                                                      4,282              756,418,868.01                    48.77
Documentation
 Limited
Documentation                                                117               24,011,223.51                     1.55
 Stated Income
Documentation                                              3,894              770,575,779.48                    49.68
-----------------------------------------    --------------------    ------------------------    ---------------------
Total                                                      8,293            1,551,005,871.00                   100.00
=========================================    ====================    ========================    =====================

                                                                                                    % of Aggregate
                                                                        Principal Balance         Principal Balance
                                                  Number of             Outstanding as of         Outstanding as of
LIEN:                                          Mortgage Loans           the Cut-off Date           the Cut-off Date
-----------------------------------------    --------------------    ------------------------    ---------------------
                                                           8,147            1,545,575,063.89                    99.65
1

2                                                            146                5,430,807.11                     0.35
-----------------------------------------    --------------------    ------------------------    ---------------------
Total                                                      8,293            1,551,005,871.00                   100.00
=========================================    ====================    ========================    =====================

                                       22

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                  % of Aggregate
                                                                                      Principal Balance         Principal Balance
                                                               Number of              Outstanding as of         Outstanding as of
CREDIT
GRADE:                                                       Mortgage Loans           the Cut-off Date           the Cut-off Date
------------------------------------------------------    ---------------------    ------------------------    ---------------------
A+                                                                          32                6,319,910.65                     0.41

A-1                                                                         21                4,001,488.57                     0.26

A-2                                                                      1,031              182,002,354.73                    11.73

A-3                                                                         29                7,370,991.91                     0.48

A-4                                                                        233               47,145,677.04                     3.04

A-5                                                                        140               30,224,054.00                     1.95

A1                                                                       1,556              304,316,092.01                    19.62

A2                                                                       1,086              226,121,167.82                    14.58

A3                                                                         585              116,891,180.09                     7.54

AA                                                                       2,171              437,531,628.30                    28.21

B-1                                                                        255               25,272,507.67                     1.63

B-2                                                                         42                5,836,467.35                     0.38

B-3                                                                         36                4,402,542.47                     0.28

B-4                                                                          4                  863,744.67                     0.06

B-5                                                                          2                  163,760.00                     0.01

B1                                                                         426               53,075,476.41                     3.42

B2                                                                          79               11,484,754.86                     0.74

B3                                                                          60               10,552,166.46                     0.68

B4                                                                         258               48,200,870.64                     3.11

C                                                                          168               20,337,621.65                     1.31

D                                                                           79                8,891,413.70                     0.57
------------------------------------------------------    ---------------------    ------------------------    ---------------------
Total                                                                    8,293            1,551,005,871.00                   100.00
======================================================    =====================    ========================    =====================

                                                                                                                  % of Aggregate
                                                                                      Principal Balance         Principal Balance
                                                               Number of              Outstanding as of         Outstanding as of
FICO:                                                        Mortgage Loans           the Cut-off Date           the Cut-off Date
------------------------------------------------------    ---------------------    ------------------------    ---------------------
 Not Available                                                              18                1,919,947.40                     0.12
 401  - 450                                                                 10                1,036,340.20                     0.07
 451  - 500                                                                376               57,792,940.72                     3.73
 501  - 550                                                              1,238              184,866,946.75                    11.92
 551  - 600                                                                984              177,993,218.53                    11.48
 601  - 650                                                              2,066              396,145,959.23                    25.54
 651  - 700                                                              2,422              480,124,678.27                    30.96
 701  - 750                                                                928              190,401,276.58                    12.28
 751  - 800                                                                241               58,151,390.58                     3.75
 801  - 814                                                                 10                2,573,172.74                     0.17
------------------------------------------------------    ---------------------    ------------------------    ---------------------
Total                                                                    8,293            1,551,005,871.00                   100.00
======================================================    =====================    ========================    =====================

                                       23

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                                         % of Aggregate
                                                                                                             Principal Balance          Principal Balance
                                                                                       Number of             Outstanding as of          Outstanding as of
GROSS COUPON:                                                                        Mortgage Loans           the Cut-off Date          the Cut-off Date
------------------------------------------------------------------------------    ---------------------   -------------------------   ----------------------
   4.001  -   5.000                                                                                 53                9,829,092.46                     0.63
   5.001  -   6.000                                                                                777              177,290,621.84                    11.43
   6.001  -   7.000                                                                              2,763              640,449,129.68                    41.29
   7.001  -   8.000                                                                              1,943              363,991,603.84                    23.47
   8.001  -   9.000                                                                              1,023              169,576,208.66                    10.93
   9.001  - 10.000                                                                                 788              101,848,449.43                     6.57
 10.001  - 11.000                                                                                  550               57,297,973.27                     3.69
 11.001  - 12.000                                                                                  312               24,855,072.67                     1.60
 12.001  - 13.000                                                                                   77                5,582,467.44                     0.36
 13.001  - 14.000                                                                                    6                  219,263.96                     0.01
 14.001  - 15.000                                                                                    1                   65,987.75                     0.00
------------------------------------------------------------------------------    ---------------------   -------------------------   ----------------------
Total                                                                                            8,293            1,551,005,871.00                   100.00
==============================================================================    =====================   =========================   ======================

                                                                                                                                         % of Aggregate
                                                                                                             Principal Balance          Principal Balance
                                                                                       Number of             Outstanding as of          Outstanding as of
MAXIMUM RATE:                                                                        Mortgage Loans           the Cut-off Date          the Cut-off Date
------------------------------------------------------------------------------    ---------------------   -------------------------   ----------------------
 10.001  - 11.000                                                                                   47                8,829,928.44                     0.80
 11.001  - 12.000                                                                                  452              113,438,929.96                    10.29
 12.001  - 13.000                                                                                1,655              414,515,918.68                    37.59
 13.001  - 14.000                                                                                1,340              264,523,176.03                    23.99
 14.001  - 15.000                                                                                  763              137,415,024.27                    12.46
 15.001  - 16.000                                                                                  635               90,662,175.04                     8.22
 16.001  - 17.000                                                                                  414               48,334,101.01                     4.38
 17.001  - 18.000                                                                                  212               20,488,378.14                     1.86
 18.001  - 19.000                                                                                   59                4,454,209.43                     0.40
 19.001  - 20.050                                                                                    1                   34,374.10                     0.00
------------------------------------------------------------------------------    ---------------------   -------------------------   ----------------------
Total                                                                                            5,578            1,102,696,215.10                   100.00
==============================================================================    =====================   =========================   ======================

                                       24

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                      % of Aggregate
                                                                                          Principal Balance          Principal Balance
                                                                    Number of             Outstanding as of          Outstanding as of
MINIMUM RATE:                                                    Mortgage Loans           the Cut-off Date           the Cut-off Date
-----------------------------------------------------------    --------------------    ------------------------    ----------------------
   4.001  -   5.000                                                             47                8,829,928.44                      0.80
   5.001  -   6.000                                                            452              113,438,929.96                     10.29
   6.001  -   7.000                                                          1,668              417,691,759.93                     37.88
   7.001  -   8.000                                                          1,339              263,439,487.69                     23.89
   8.001  -   9.000                                                            754              136,297,318.36                     12.36
   9.001  - 10.000                                                             632               89,687,728.04                      8.13
 10.001  - 11.000                                                              414               48,334,101.01                      4.38
 11.001  - 12.000                                                              212               20,488,378.14                      1.86
 12.001  - 13.000                                                               59                4,454,209.43                      0.40
 13.001  - 14.000                                                                1                   34,374.10                      0.00
-----------------------------------------------------------    --------------------    ------------------------    ----------------------
Total                                                                        5,578            1,102,696,215.10                    100.00
===========================================================    ====================    ========================    ======================

                                                                                                                      % of Aggregate
                                                                                          Principal Balance          Principal Balance
                                                                    Number of             Outstanding as of          Outstanding as of
GROSS MARGIN:                                                    Mortgage Loans           the Cut-off Date           the Cut-off Date
-----------------------------------------------------------    --------------------    ------------------------    ----------------------
  4.001  -  4.500                                                              793              184,589,714.09                     16.74
  4.501  -  5.000                                                            2,541              553,622,066.23                     50.21
  5.001  -  5.500                                                               16                2,402,026.53                      0.22
  5.501  -  6.000                                                            1,638              288,341,708.11                     26.15
  6.001  -  6.500                                                              293               31,459,466.88                      2.85
  6.501  -  7.000                                                              296               42,206,345.15                      3.83
  7.501  -  8.000                                                                1                   74,888.11                      0.01
-----------------------------------------------------------    --------------------    ------------------------    ----------------------
Total                                                                        5,578            1,102,696,215.10                    100.00
===========================================================    ====================    ========================    ======================

                                       25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                  % of Aggregate
                                                                                      Principal Balance         Principal Balance
                                                               Number of              Outstanding as of         Outstanding as of
NEXT RATE CHANGE DATE:                                       Mortgage Loans           the Cut-off Date           the Cut-off Date
------------------------------------------------------    ---------------------    ------------------------    ---------------------
 07/01/03  - 07/31/03                                                        1                  169,200.89                     0.02
 11/01/03  - 11/30/03                                                        4                  876,840.32                     0.08
 12/01/03  - 12/31/03                                                       10                1,954,740.00                     0.18
 01/01/04  - 01/31/04                                                        1                  202,500.00                     0.02
 04/01/04  - 04/30/04                                                        1                   80,065.37                     0.01
 07/01/04  - 07/31/04                                                        1                   84,830.88                     0.01
 08/01/04  - 08/31/04                                                        2                  338,849.18                     0.03
 09/01/04  - 09/30/04                                                        1                  218,789.41                     0.02
 10/01/04  - 10/31/04                                                        5                  855,853.14                     0.08
 11/01/04  - 11/30/04                                                       13                3,097,578.94                     0.28
 12/01/04  - 12/31/04                                                       23                4,399,521.31                     0.40
 01/01/05  - 01/31/05                                                       23                4,716,762.35                     0.43
 02/01/05  - 02/28/05                                                       27                6,152,546.28                     0.56
 03/01/05  - 03/31/05                                                       31                6,131,522.36                     0.56
 04/01/05  - 04/30/05                                                      118               21,418,734.80                     1.94
 05/01/05  - 05/31/05                                                    1,930              395,225,474.86                    35.84
 06/01/05  - 06/30/05                                                    3,006              590,807,011.84                    53.58
 07/01/05  - 07/31/05                                                      230               39,269,684.13                     3.56
 11/01/05  - 11/30/05                                                        1                   51,233.27                     0.00
 03/01/06  - 03/31/06                                                        2                  777,692.31                     0.07
 04/01/06  - 04/30/06                                                        3                  407,537.71                     0.04
 05/01/06  - 05/31/06                                                       57               11,389,204.39                     1.03
 06/01/06  - 06/30/06                                                       78               12,122,429.00                     1.10
 07/01/06  - 07/31/06                                                        5                  703,137.00                     0.06
 05/01/08  - 05/31/08                                                        2                  171,475.36                     0.02
 06/01/08  - 06/30/08                                                        3                1,073,000.00                     0.10
------------------------------------------------------    ---------------------    ------------------------    ---------------------
Total                                                                    5,578            1,102,696,215.10                   100.00
======================================================    =====================    ========================    =====================

                                                                                                                  % of Aggregate
                                                                                      Principal Balance         Principal Balance
                                                               Number of              Outstanding as of         Outstanding as of
INITIAL RATE CAP:                                            Mortgage Loans           the Cut-off Date           the Cut-off Date
------------------------------------------------------    ---------------------    ------------------------    ---------------------
  1.000                                                                  5,395            1,069,062,714.05                    96.95
  3.000                                                                    183               33,633,501.05                     3.05
------------------------------------------------------    ---------------------    ------------------------    ---------------------
Total                                                                    5,578            1,102,696,215.10                   100.00
======================================================    =====================    ========================    =====================

                                       26

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                         Initial Group I Mortgage Loans
                    Scheduled Balances as of the Cut-off Date

TOTAL CURRENT BALANCE:                                       1,090,353,054

NUMBER OF LOANS:                                                     7,159

                                                                                                    Minimum                          Maximum
AVG CURRENT
BALANCE:                                                       $152,305.22                       $19,929.00                      $613,000.00

WAVG GROSS
COUPON:                                                             7.4371%                        4.6250%                       12.7500%
WAVG GROSS
MARGIN:                                                             5.2235%                        4.2500%                        7.7500%
WAVG INITIAL RATE
CAP:                                                                1.0638%                        1.0000%                        3.0000%
WAVG SUBSEQUENT RATE
CAP:                                                                1.0000%                        1.0000%                        1.0000%
WAVG MINIMUM
RATE:                                                               7.6158%                        4.6250%                       12.7500%
WAVG MAXIMUM
RATE:                                                              13.6234%                       10.6250%                       18.7500%

WAVG NEXT
RESET:                                                               23.72  Months                     1.00  months                    60.00  months

WAVG COMBINED ORIGINAL
LTV:                                                                 79.50%                         13.05%                         95.00%

WAVG ORIGINAL
TERM:                                                                  354  Months                      120  months                      360  months
WAVG REMAINING
TERM:                                                                  353  Months                      119  months                      360  months

WAVG FICO
SCORE:                                                                 634                              432                              807

PREPAYMENT BREAKDOWN ($):                               61.32 %  Prepayment Penalty, 38.68 %  No Prepayment Penalty

TOP STATE CONC ($):                                    46.52 %  California,  6.85 %  Colorado,  5.96 %  Texas
MAXIMUM ZIP CODE CONC ($):                             0.65%  94565

FIRST PAY DATE:                                                                                May 01, 2002                     Aug 01, 2003
PAID TO DATE:                                                                                  May 01, 2003                     Jun 01, 2006
NEXT RATE CHANGE DATE:                                                                         Jul 01, 2003                     Jun 01, 2008
MATURE DATE:                                                                                   May 01, 2013                     Jul 01, 2033

                                       27

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                               % of Aggregate
                                                                                                    Principal Balance        Principal Balance
                                                                               Number of            Outstanding as of        Outstanding as of
PRODUCT:                                                                    Mortgage Loans           the Cut-off Date         the Cut-off Date
----------------------------------------------------------------------    --------------------    -----------------------    -------------------
 2/28 LIBOR                                                                             4,657             727,426,319.89                  66.71
 3/27 LIBOR                                                                               131              17,492,668.46                   1.60
 5/25 LIBOR                                                                                 3                 259,475.36                   0.02
 6 Month LIBOR                                                                             12               1,612,809.84                   0.15
 Fixed Rate                                                                             2,356             343,561,780.82                  31.51
----------------------------------------------------------------------    --------------------    -----------------------    -------------------
Total                                                                                   7,159           1,090,353,054.37                 100.00
======================================================================    ====================    =======================    ===================

                                                                                                                               % of Aggregate
                                                                                                    Principal Balance        Principal Balance
                                                                               Number of            Outstanding as of        Outstanding as of
PREPAYMENT PENALTY:                                                         Mortgage Loans           the Cut-off Date         the Cut-off Date
----------------------------------------------------------------------    --------------------    -----------------------    -------------------
 No Prepayment Penalty                                                                  2,781             421,714,372.64                  38.68
 Prepayment Penalty                                                                     4,378             668,638,681.73                  61.32
----------------------------------------------------------------------    --------------------    -----------------------    -------------------
Total                                                                                   7,159           1,090,353,054.37                 100.00
======================================================================    ====================    =======================    ===================

                                                                                                                               % of Aggregate
                                                                                                    Principal Balance        Principal Balance
                                                                               Number of            Outstanding as of        Outstanding as of
PRINCIPAL BALANCE:                                                          Mortgage Loans           the Cut-off Date         the Cut-off Date
----------------------------------------------------------------------    --------------------    -----------------------    -------------------
      0.01  -   50,000.00                                                                 415              16,938,958.91                   1.55
  50,000.01  - 100,000.00                                                               1,824             137,222,386.63                  12.59
 100,000.01  - 150,000.00                                                               1,636             203,185,579.93                  18.63
 150,000.01  - 200,000.00                                                               1,358             236,650,999.80                  21.70
 200,000.01  - 250,000.00                                                                 932             208,558,414.79                  19.13
 250,000.01  - 300,000.00                                                                 701             192,525,672.39                  17.66
 300,000.01  - 350,000.00                                                                 251              78,842,328.08                   7.23
 350,000.01  - 400,000.00                                                                  33              12,287,111.15                   1.13
 400,000.01  - 450,000.00                                                                   5               2,083,345.63                   0.19
 450,000.01  - 500,000.00                                                                   3               1,445,257.06                   0.13
 600,000.01  - 613,000.00                                                                   1                 613,000.00                   0.06
----------------------------------------------------------------------    --------------------    -----------------------    -------------------
Total                                                                                   7,159           1,090,353,054.37                 100.00
======================================================================    ====================    =======================    ===================

                                       28

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                  % of Aggregate
                                                                                        Principal Balance        Principal Balance
                                                                  Number of             Outstanding as of        Outstanding as of
ORIGINAL TERM (months):                                         Mortgage Loans           the Cut-off Date        the Cut-off Date
---------------------------------------------------------    ---------------------    -----------------------   --------------------
 120                                                                            3                 169,462.14                   0.02
 180                                                                          316              37,845,288.81                   3.47
 240                                                                           13               1,035,786.20                   0.09
 360                                                                        6,827           1,051,302,517.22                  96.42
---------------------------------------------------------    ---------------------    -----------------------   --------------------
Total                                                                       7,159           1,090,353,054.37                 100.00
=========================================================    =====================    =======================   ====================

                                                                                                                  % of Aggregate
                                                                                        Principal Balance        Principal Balance
                                                                  Number of             Outstanding as of        Outstanding as of
REMAINING TERM (months):                                        Mortgage Loans           the Cut-off Date        the Cut-off Date
---------------------------------------------------------    ---------------------    -----------------------   --------------------
 119  - 120                                                                     3                 169,462.14                   0.02
 171  - 180                                                                   316              37,845,288.81                   3.47
 231  - 240                                                                    13               1,035,786.20                   0.09
 341  - 350                                                                     5                 672,946.32                   0.06
 351  - 360                                                                 6,822           1,050,629,570.90                  96.36
---------------------------------------------------------    ---------------------    -----------------------   --------------------
Total                                                                       7,159           1,090,353,054.37                 100.00
=========================================================    =====================    =======================   ====================

                                                                                                                  % of Aggregate
                                                                                        Principal Balance        Principal Balance
                                                                  Number of             Outstanding as of        Outstanding as of
PROPERTY TYPE:                                                  Mortgage Loans           the Cut-off Date        the Cut-off Date
---------------------------------------------------------    ---------------------    -----------------------   --------------------
 Single Family                                                              5,147             784,825,580.34                  71.98
 2-4 Units                                                                    476              91,645,231.87                   8.41
 PUD                                                                          548              90,809,274.18                   8.33
 Condominium                                                                  414              67,822,607.81                   6.22
 Manufactured Housing                                                         553              52,086,478.92                   4.78
 Townhouse                                                                     21               3,163,881.25                   0.29
---------------------------------------------------------    ---------------------    -----------------------   --------------------
Total                                                                       7,159           1,090,353,054.37                 100.00
=========================================================    =====================    =======================   ====================

                                                                                                                  % of Aggregate
                                                                                        Principal Balance        Principal Balance
                                                                  Number of             Outstanding as of        Outstanding as of
OCCUPANCY:                                                      Mortgage Loans           the Cut-off Date        the Cut-off Date
---------------------------------------------------------    ---------------------    -----------------------   --------------------
 Primary                                                                    6,169             972,629,575.89                  89.20
 Non-owner                                                                    932             109,451,137.57                  10.04
 Second Home                                                                   58               8,272,340.91                   0.76
---------------------------------------------------------    ---------------------    -----------------------   --------------------
Total                                                                       7,159           1,090,353,054.37                 100.00
=========================================================    =====================    =======================   ====================

                                       29

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                  % of Aggregate
                                                                                       Principal Balance        Principal Balance
                                                                  Number of            Outstanding as of        Outstanding as of
PURPOSE:                                                       Mortgage Loans           the Cut-off Date         the Cut-off Date
---------------------------------------------------------    --------------------    -----------------------    -------------------
 Cash Out Refinance                                                        3,276             497,547,008.96                  45.63
 Purchase                                                                  3,059             479,399,547.07                  43.97
 Rate/Term Refinance                                                         824             113,406,498.34                  10.40
---------------------------------------------------------    --------------------    -----------------------    -------------------
Total                                                                      7,159           1,090,353,054.37                 100.00
=========================================================    ====================    =======================    ===================

                                                                                                                  % of Aggregate
                                                                                       Principal Balance        Principal Balance
                                                                  Number of            Outstanding as of        Outstanding as of
COMBINED ORIGINAL LTV:                                         Mortgage Loans           the Cut-off Date         the Cut-off Date
---------------------------------------------------------    --------------------    -----------------------    -------------------
  10.01  -  15.00                                                              1                  52,953.23                   0.00
  15.01  -  20.00                                                              5                 212,042.86                   0.02
  20.01  -  25.00                                                              8                 901,521.86                   0.08
  25.01  -  30.00                                                             15               1,357,641.83                   0.12
  30.01  -  35.00                                                             10               1,163,438.40                   0.11
  35.01  -  40.00                                                             30               3,458,219.83                   0.32
  40.01  -  45.00                                                             43               5,123,179.54                   0.47
  45.01  -  50.00                                                             68               8,907,133.43                   0.82
  50.01  -  55.00                                                             80               9,993,375.85                   0.92
  55.01  -  60.00                                                            110              14,533,300.54                   1.33
  60.01  -  65.00                                                            263              36,209,782.87                   3.32
  65.01  -  70.00                                                            422              56,588,666.76                   5.19
  70.01  -  75.00                                                            626              84,690,851.48                   7.77
  75.01  -  80.00                                                          3,290             531,004,906.32                  48.70
  80.01  -  85.00                                                          1,022             145,352,249.78                  13.33
  85.01  -  90.00                                                            984             160,479,913.43                  14.72
  90.01  -  95.00                                                            182              30,323,876.36                   2.78
---------------------------------------------------------    --------------------    -----------------------    -------------------
Total                                                                      7,159           1,090,353,054.37                 100.00
=========================================================    ====================    =======================    ===================

                                       30

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                % of Aggregate
                                                                                     Principal Balance        Principal Balance
                                                                Number of            Outstanding as of        Outstanding as of
STATE:                                                       Mortgage Loans           the Cut-off Date         the Cut-off Date
-------------------------------------------------------    --------------------    -----------------------    -------------------
 Alabama                                                                   103               9,111,509.18                   0.84
 Alaska                                                                      6                 792,847.86                   0.07
 Arizona                                                                   125              16,118,307.12                   1.48
 Arkansas                                                                   46               3,485,832.44                   0.32
 California                                                              2,521             507,258,134.67                  46.52
 Colorado                                                                  454              74,705,925.79                   6.85
 Connecticut                                                                42               7,120,929.80                   0.65
 Delaware                                                                    2                 321,152.18                   0.03
 Florida                                                                   337              40,608,599.97                   3.72
 Georgia                                                                   155              21,214,938.29                   1.95
 Idaho                                                                      19               1,982,217.89                   0.18
 Illinois                                                                  368              51,987,148.21                   4.77
 Indiana                                                                    74               5,081,020.51                   0.47
 Iowa                                                                       20               1,987,673.14                   0.18
 Kansas                                                                     16               1,627,108.93                   0.15
 Kentucky                                                                   29               2,438,871.85                   0.22
 Louisiana                                                                  65               6,847,501.25                   0.63
 Maine                                                                       3                 316,060.00                   0.03
 Maryland                                                                   49               8,446,689.43                   0.77
 Massachusetts                                                              54              11,426,435.67                   1.05
 Michigan                                                                  190              19,542,342.10                   1.79
 Minnesota                                                                  63              10,265,358.18                   0.94
 Missouri                                                                  104               8,610,981.20                   0.79
 Montana                                                                    58               8,157,346.08                   0.75
 Nebraska                                                                   28               2,752,983.87                   0.25
 Nevada                                                                     65               9,343,623.43                   0.86
 New Hampshire                                                               2                 234,445.30                   0.02
 New Jersey                                                                 55              10,479,895.79                   0.96
 New Mexico                                                                 46               4,833,967.05                   0.44
 New York                                                                  101              21,214,847.78                   1.95
 North Carolina                                                            161              14,949,225.77                   1.37
 North Dakota                                                                3                 297,019.80                   0.03
 Ohio                                                                      157              15,452,450.88                   1.42
 Oklahoma                                                                   38               2,011,828.47                   0.18
 Oregon                                                                    134              20,202,889.82                   1.85
 Pennsylvania                                                               91               9,399,503.69                   0.86
 Rhode Island                                                               22               3,463,070.32                   0.32

                                       31

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                  % of Aggregate
                                                                       Principal Balance        Principal Balance
                                                  Number of            Outstanding as of        Outstanding as of
STATE
(cont.):                                       Mortgage Loans           the Cut-off Date         the Cut-off Date
-----------------------------------------    --------------------    -----------------------    -------------------
 South Carolina                                               69               5,109,276.76                   0.47
 South Dakota                                                  1                  93,075.00                   0.01

Tennessee                                                    103               7,875,698.30                   0.72

Texas                                                        655              64,979,423.67                   5.96

Utah                                                          88              11,688,759.52                   1.07

Vermont                                                        2                 291,616.85                   0.03

Virginia                                                      39               5,498,942.56                   0.50

Washington                                                   334              53,841,468.60                   4.94

West Virginia                                                  7                 835,148.52                   0.08

Wisconsin                                                     44               4,801,983.99                   0.44

Wyoming                                                       11               1,246,976.89                   0.11
-----------------------------------------    --------------------    -----------------------    -------------------
Total                                                      7,159           1,090,353,054.37                 100.00
=========================================    ====================    =======================    ===================

                                                                                                  % of Aggregate
                                                                       Principal Balance        Principal Balance
                                                  Number of            Outstanding as of        Outstanding as of
DOCUMENTATION:                                 Mortgage Loans           the Cut-off Date         the Cut-off Date
-----------------------------------------    --------------------    -----------------------    -------------------
 Full                                                      3,727             520,623,859.70                  47.75
Documentation
 Limited
Documentation                                                 95              14,421,643.76                   1.32
 Stated Income
Documentation                                              3,337             555,307,550.91                  50.93
-----------------------------------------    --------------------    -----------------------    -------------------
Total                                                      7,159           1,090,353,054.37                 100.00
=========================================    ====================    =======================    ===================

                                                                                                  % of Aggregate
                                                                       Principal Balance        Principal Balance
                                                  Number of            Outstanding as of        Outstanding as of
LIEN:                                          Mortgage Loans           the Cut-off Date         the Cut-off Date
-----------------------------------------    --------------------    -----------------------    -------------------
                                                           7,159           1,090,353,054.37                 100.00
1
-----------------------------------------    --------------------    -----------------------    -------------------
Total                                                      7,159           1,090,353,054.37                 100.00
=========================================    ====================    =======================    ===================

                                       32

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                  % of Aggregate
                                                                                       Principal Balance        Principal Balance
                                                                 Number of             Outstanding as of        Outstanding as of
CREDIT GRADE:                                                  Mortgage Loans           the Cut-off Date         the Cut-off Date
---------------------------------------------------------   ---------------------    -----------------------    -------------------
 A+                                                                           31               5,344,910.65                   0.49
 A-1                                                                          15               2,124,559.12                   0.19
 A-2                                                                         903             118,931,661.84                  10.91
 A-3                                                                          22               3,241,578.86                   0.30
 A-4                                                                         197              29,789,768.04                   2.73
 A-5                                                                         116              18,625,844.64                   1.71
 A1                                                                        1,278             209,838,178.71                  19.24
 A2                                                                          883             156,004,998.73                  14.31
 A3                                                                          474              73,137,636.19                   6.71
 AA                                                                        1,917             320,668,749.70                  29.41
 B-1                                                                         251              23,847,155.99                   2.19
 B-2                                                                          40               4,895,217.35                   0.45
 B-3                                                                          35               4,348,152.61                   0.40
 B-4                                                                           3                 272,020.87                   0.02
 B-5                                                                           2                 163,760.00                   0.02
 B1                                                                          407              46,444,997.43                   4.26
 B2                                                                           73               8,474,504.86                   0.78
 B3                                                                           53               6,509,712.81                   0.60
 B4                                                                          226              32,700,353.36                   3.00
 C                                                                           157              17,245,584.62                   1.58
 D                                                                            76               7,743,707.99                   0.71
---------------------------------------------------------   ---------------------    -----------------------    -------------------
Total                                                                      7,159           1,090,353,054.37                 100.00
=========================================================   =====================    =======================    ===================

                                                                                                                  % of Aggregate
                                                                                       Principal Balance        Principal Balance
                                                                 Number of             Outstanding as of        Outstanding as of
FICO:                                                          Mortgage Loans           the Cut-off Date         the Cut-off Date
---------------------------------------------------------   ---------------------    -----------------------    -------------------
 Not Available                                                                17               1,507,697.40                   0.14
 401  - 450                                                                   10               1,036,340.20                   0.10
 451  - 500                                                                  351              47,852,705.05                   4.39
 501  - 550                                                                1,138             138,647,876.25                  12.72
 551  - 600                                                                  850             109,522,371.07                  10.04
 601  - 650                                                                1,750             275,532,751.71                  25.27
 651  - 700                                                                2,055             342,942,250.73                  31.45
 701  - 750                                                                  787             136,592,892.70                  12.53
 751  - 800                                                                  194              35,436,223.14                   3.25
 801  - 807                                                                    7               1,281,946.12                   0.12
---------------------------------------------------------   ---------------------    -----------------------    -------------------
Total                                                                      7,159           1,090,353,054.37                 100.00
=========================================================   =====================    =======================    ===================

                                       33

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                 % of Aggregate
                                                                                      Principal Balance        Principal Balance
                                                                 Number of            Outstanding as of        Outstanding as of
GROSS COUPON:                                                 Mortgage Loans           the Cut-off Date         the Cut-off Date
--------------------------------------------------------    --------------------    -----------------------    -------------------
   4.001  -   5.000                                                          52               9,317,132.46                   0.85
   5.001  -   6.000                                                         657             119,092,747.36                  10.92
   6.001  -   7.000                                                       2,276             420,826,670.28                  38.60
   7.001  -   8.000                                                       1,723             261,178,678.82                  23.95
   8.001  -   9.000                                                         923             120,254,142.31                  11.03
   9.001  - 10.000                                                          722              81,731,630.70                   7.50
 10.001  - 11.000                                                           479              50,958,360.56                   4.67
 11.001  - 12.000                                                           250              21,411,224.44                   1.96
 12.001  - 13.000                                                            77               5,582,467.44                   0.51
--------------------------------------------------------    --------------------    -----------------------    -------------------
Total                                                                     7,159           1,090,353,054.37                 100.00
========================================================    ====================    =======================    ===================

                                                                                                                 % of Aggregate
                                                                                      Principal Balance        Principal Balance
                                                                 Number of            Outstanding as of        Outstanding as of
MAXIMUM RATE:                                                 Mortgage Loans           the Cut-off Date         the Cut-off Date
--------------------------------------------------------    --------------------    -----------------------    -------------------
 10.001  - 11.000                                                            46               8,317,968.44                   1.11
 11.001  - 12.000                                                           365              72,678,343.96                   9.73
 12.001  - 13.000                                                         1,289             252,584,070.23                  33.82
 13.001  - 14.000                                                         1,161             179,399,726.23                  24.02
 14.001  - 15.000                                                           674              94,057,660.62                  12.59
 15.001  - 16.000                                                           595              71,846,907.80                   9.62
 16.001  - 17.000                                                           405              44,233,508.70                   5.92
 17.001  - 18.000                                                           209              19,218,878.14                   2.57
 18.001  - 19.000                                                            59               4,454,209.43                   0.60
--------------------------------------------------------    --------------------    -----------------------    -------------------
Total                                                                     4,803             746,791,273.55                 100.00
========================================================    ====================    =======================    ===================

                                       34

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                 Principal Balance        Principal Balance
                                                           Number of             Outstanding as of        Outstanding as of
MINIMUM RATE:                                            Mortgage Loans           the Cut-off Date         the Cut-off Date
---------------------------------------------------   ---------------------    -----------------------    -------------------
   4.001  -   5.000                                                     46               8,317,968.44                   1.11
   5.001  -   6.000                                                    365              72,678,343.96                   9.73
   6.001  -   7.000                                                  1,302             255,759,911.48                  34.25
   7.001  -   8.000                                                  1,160             178,316,037.89                  23.88
   8.001  -   9.000                                                    664              92,431,187.77                  12.38
   9.001  - 10.000                                                     593              71,381,227.74                   9.56
 10.001  - 11.000                                                      405              44,233,508.70                   5.92
 11.001  - 12.000                                                      209              19,218,878.14                   2.57
 12.001  - 13.000                                                       59               4,454,209.43                   0.60
---------------------------------------------------   ---------------------    -----------------------    -------------------
Total                                                                4,803             746,791,273.55                 100.00
===================================================   =====================    =======================    ===================

                                                                                                            % of Aggregate
                                                                                 Principal Balance        Principal Balance
                                                           Number of             Outstanding as of        Outstanding as of
GROSS MARGIN:                                            Mortgage Loans           the Cut-off Date         the Cut-off Date
---------------------------------------------------   ---------------------    -----------------------    -------------------
  4.001  -  4.500                                                      660             124,256,985.15                  16.64
  4.501  -  5.000                                                    2,112             361,831,761.40                  48.45
  5.001  -  5.500                                                       14               1,570,326.53                   0.21
  5.501  -  6.000                                                    1,450             195,248,675.05                  26.15
  6.001  -  6.500                                                      287              28,856,841.40                   3.86
  6.501  -  7.000                                                      279              34,951,795.91                   4.68
  7.501  -  7.750                                                        1                  74,888.11                   0.01
---------------------------------------------------   ---------------------    -----------------------    -------------------
Total                                                                4,803             746,791,273.55                 100.00
===================================================   =====================    =======================    ===================

                                       35

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                      % of Aggregate
                                                                                           Principal Balance        Principal Balance
                                                                      Number of            Outstanding as of        Outstanding as of
NEXT RATE CHANGE DATE:                                             Mortgage Loans           the Cut-off Date         the Cut-off Date
-------------------------------------------------------------    --------------------    -----------------------    -------------------
 07/01/03  - 07/31/03                                                              1                 169,200.89                   0.02
 11/01/03  - 11/30/03                                                              3                 431,718.95                   0.06
 12/01/03  - 12/31/03                                                              7                 809,390.00                   0.11
 01/01/04  - 01/31/04                                                              1                 202,500.00                   0.03
 04/01/04  - 04/30/04                                                              1                  80,065.37                   0.01
 07/01/04  - 07/31/04                                                              1                  84,830.88                   0.01
 08/01/04  - 08/31/04                                                              2                 338,849.18                   0.05
 09/01/04  - 09/30/04                                                              1                 218,789.41                   0.03
 10/01/04  - 10/31/04                                                              5                 855,853.14                   0.11
 11/01/04  - 11/30/04                                                             11               2,172,527.28                   0.29
 12/01/04  - 12/31/04                                                             22               3,934,841.35                   0.53
 01/01/05  - 01/31/05                                                             19               3,244,231.67                   0.43
 02/01/05  - 02/28/05                                                             22               3,451,875.29                   0.46
 03/01/05  - 03/31/05                                                             27               4,182,959.76                   0.56
 04/01/05  - 04/30/05                                                            109              17,559,916.23                   2.35
 05/01/05  - 05/31/05                                                          1,635             260,557,190.36                  34.89
 06/01/05  - 06/30/05                                                          2,596             402,149,385.84                  53.85
 07/01/05  - 07/31/05                                                            206              28,595,004.13                   3.83
 11/01/05  - 11/30/05                                                              1                  51,233.27                   0.01
 03/01/06  - 03/31/06                                                              1                 279,214.08                   0.04
 04/01/06  - 04/30/06                                                              3                 407,537.71                   0.05
 05/01/06  - 05/31/06                                                             48               6,191,117.40                   0.83
 06/01/06  - 06/30/06                                                             74              10,202,429.00                   1.37
 07/01/06  - 07/31/06                                                              4                 361,137.00                   0.05
 05/01/08  - 05/31/08                                                              2                 171,475.36                   0.02
 06/01/08  - 06/30/08                                                              1                  88,000.00                   0.01
-------------------------------------------------------------    --------------------    -----------------------    -------------------
Total                                                                          4,803             746,791,273.55                 100.00
=============================================================    ====================    =======================    ===================

                                                                                                                      % of Aggregate
                                                                                           Principal Balance        Principal Balance
                                                                      Number of            Outstanding as of        Outstanding as of
INITIAL RATE CAP:                                                  Mortgage Loans           the Cut-off Date         the Cut-off Date
-------------------------------------------------------------    --------------------    -----------------------    -------------------
  1.000                                                                        4,639             722,986,787.31                  96.81
  3.000                                                                          164              23,804,486.24                   3.19
-------------------------------------------------------------    --------------------    -----------------------    -------------------
Total                                                                          4,803             746,791,273.55                 100.00
=============================================================    ====================    =======================    ===================

                                       36

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                         Initial Group II Mortgage Loans
                    Scheduled Balances as of the Cut-off Date

TOTAL CURRENT BALANCE:                                       460,652,817

NUMBER OF LOANS:                                                   1,134

                                                                                                   Minimum                         Maximum
AVG CURRENT
BALANCE:                                                     $406,219.42                        $11,760.05                   $1,000,000.00

WAVG GROSS
COUPON:                                                           7.1219%                         4.8500%                      14.2500%
WAVG GROSS
MARGIN:                                                           5.1253%                         4.2500%                       6.7500%
WAVG INITIAL RATE
CAP:                                                              1.0552%                         1.0000%                       3.0000%
WAVG SUBSEQUENT RATE
CAP:                                                              1.0000%                         1.0000%                       1.0000%
WAVG MINIMUM
RATE:                                                             7.1661%                         4.8500%                      13.0500%
WAVG MAXIMUM
RATE:                                                            13.1676%                        10.8500%                      19.0500%

WAVG NEXT
RESET:                                                             23.77  Months                      5.00  months                   60.00  months

WAVG COMBINED ORIGINAL
LTV:                                                               79.31%                          14.71%                       100.00%

WAVG ORIGINAL
TERM:                                                                357  months                       180  months                     360  months
WAVG REMAINING
TERM:                                                                356  months                       178  months                     360  months

WAVG FICO
SCORE:                                                               639                               462                             814

PREPAYMENT BREAKDOWN ($):                            62.48 %  Prepayment Penalty, 37.52 %  No Prepayment Penalty

TOP STATE CONC ($):                                 62.04 %  California,  5.59 %  Colorado,  4.20 %  Texas
MAXIMUM ZIP CODE CONC ($):                          1.46%  94015

FIRST PAY DATE:                                                                               Dec 01, 2002                    Aug 01, 2003
PAID TO DATE:                                                                                 May 01, 2003                    Aug 01, 2003
NEXT RATE CHANGE DATE:                                                                        Nov 01, 2003                    Jun 01, 2008
MATURE DATE:                                                                                  Apr 01, 2018                    Jul 01, 2033

                                       37

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                        % of Aggregate
                                                                                           Principal Balance          Principal Balance
                                                                    Number of              Outstanding as of          Outstanding as of
PRODUCT:                                                          Mortgage Loans            the Cut-off Date           the Cut-off Date
-----------------------------------------------------------    ---------------------    -------------------------    ---------------------
 2/28 LIBOR                                                                     754               345,370,904.96                    74.97
 3/27 LIBOR                                                                      15                 7,958,565.22                     1.73
 5/25 LIBOR                                                                       2                   985,000.00                     0.21
 6 Month LIBOR                                                                    4                 1,590,471.37                     0.35
 Fixed Rate                                                                     213                99,317,067.97                    21.56
Fixed Rate Second Lien                                                          146                 5,430,807.11                     1.18
-----------------------------------------------------------    ---------------------    -------------------------    ---------------------
Total                                                                         1,134               460,652,816.63                   100.00
===========================================================    =====================    =========================    =====================

                                                                                                                        % of Aggregate
                                                                                           Principal Balance          Principal Balance
                                                                    Number of              Outstanding as of          Outstanding as of
PREPAYMENT PENALTY:                                               Mortgage Loans            the Cut-off Date           the Cut-off Date
-----------------------------------------------------------    ---------------------    -------------------------    ---------------------
 No Prepayment Penalty                                                          500               172,829,664.66                    37.52
 Prepayment Penalty                                                             634               287,823,151.97                    62.48
-----------------------------------------------------------    ---------------------    -------------------------    ---------------------
Total                                                                         1,134               460,652,816.63                   100.00
===========================================================    =====================    =========================    =====================

                                                                                                                        % of Aggregate
                                                                                           Principal Balance          Principal Balance
                                                                    Number of              Outstanding as of          Outstanding as of
PRINCIPAL BALANCE:                                                Mortgage Loans            the Cut-off Date           the Cut-off Date
-----------------------------------------------------------    ---------------------    -------------------------    ---------------------
       0.01  -      50,000.00                                                   123                 3,662,153.84                     0.79
  50,000.01  -    100,000.00                                                     28                 1,835,982.15                     0.40
 100,000.01  -    150,000.00                                                      2                   217,922.83                     0.05
 300,000.01  -    350,000.00                                                    179                60,356,187.07                    13.10
 350,000.01  -    400,000.00                                                    251                93,995,830.70                    20.40
 400,000.01  -    450,000.00                                                    156                66,647,317.21                    14.47
 450,000.01  -    500,000.00                                                    129                62,044,916.09                    13.47
 500,000.01  -    550,000.00                                                     65                34,327,922.23                     7.45
 550,000.01  -    600,000.00                                                     64                36,698,289.41                     7.97
 600,000.01  -    650,000.00                                                     40                25,315,388.53                     5.50
 650,000.01  -    700,000.00                                                     32                21,746,247.08                     4.72
 700,000.01  -    750,000.00                                                     25                18,198,725.52                     3.95
 750,000.01  -    800,000.00                                                     13                10,128,872.92                     2.20
 800,000.01  -    850,000.00                                                      3                 2,468,582.74                     0.54
 850,000.01  -    900,000.00                                                      5                 4,396,012.96                     0.95
 900,000.01  -    950,000.00                                                      4                 3,714,190.04                     0.81
 950,000.01  - 1,000,000.00                                                      15                14,898,275.31                     3.23
-----------------------------------------------------------    ---------------------    -------------------------    ---------------------
Total                                                                         1,134               460,652,816.63                   100.00
===========================================================    =====================    =========================    =====================

                                       38

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                % of Aggregate
                                                                                   Principal Balance           Principal Balance
                                                             Number of             Outstanding as of           Outstanding as of
ORIGINAL TERM (months):                                   Mortgage Loans            the Cut-off Date           the Cut-off Date
----------------------------------------------------    --------------------    -------------------------    ----------------------
 180                                                                     22                 5,512,264.30                      1.20
 240                                                                    137                 5,042,781.65                      1.09
 360                                                                    975               450,097,770.68                     97.71
----------------------------------------------------    --------------------    -------------------------    ----------------------
Total                                                                 1,134               460,652,816.63                    100.00
====================================================    ====================    =========================    ======================

                                                                                                                % of Aggregate
                                                                                   Principal Balance           Principal Balance
                                                             Number of             Outstanding as of           Outstanding as of
REMAINING TERM (months):                                  Mortgage Loans            the Cut-off Date           the Cut-off Date
----------------------------------------------------    --------------------    -------------------------    ----------------------
 178  - 180                                                              22                 5,512,264.30                      1.20
 231  - 240                                                             137                 5,042,781.65                      1.09
 351  - 360                                                             975               450,097,770.68                     97.71
----------------------------------------------------    --------------------    -------------------------    ----------------------
Total                                                                 1,134               460,652,816.63                    100.00
====================================================    ====================    =========================    ======================

                                                                                                                % of Aggregate
                                                                                   Principal Balance           Principal Balance
                                                             Number of             Outstanding as of           Outstanding as of
PROPERTY
TYPE:                                                     Mortgage Loans            the Cut-off Date           the Cut-off Date
----------------------------------------------------    --------------------    -------------------------    ----------------------
 Single Family                                                          900               378,539,999.75                     82.17

PUD                                                                     115                53,315,161.93                     11.57
Condominium                                                              63                17,330,298.12                      3.76
 2-4 Units                                                               52                10,475,230.81                      2.27
 Manufactured Housing                                                     2                   921,600.00                      0.20
Townhouse                                                                 2                    70,526.02                      0.02
----------------------------------------------------    --------------------    -------------------------    ----------------------
Total                                                                 1,134               460,652,816.63                    100.00
====================================================    ====================    =========================    ======================

                                                                                                                % of Aggregate
                                                                                   Principal Balance           Principal Balance
                                                             Number of             Outstanding as of           Outstanding as of
OCCUPANCY:                                                Mortgage Loans            the Cut-off Date           the Cut-off Date
----------------------------------------------------    --------------------    -------------------------    ----------------------
Primary                                                               1,104               449,388,403.84                     97.55
Non-owner                                                                21                 6,755,202.99                      1.47
Second Home                                                               9                 4,509,209.80                      0.98
----------------------------------------------------    --------------------    -------------------------    ----------------------
Total                                                                 1,134               460,652,816.63                    100.00
====================================================    ====================    =========================    ======================

                                       39

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                               % of Aggregate
                                                                                                  Principal Balance           Principal Balance
                                                                            Number of             Outstanding as of           Outstanding as of
PURPOSE:                                                                 Mortgage Loans            the Cut-off Date           the Cut-off Date
-------------------------------------------------------------------    --------------------    -------------------------    ----------------------
 Purchase                                                                              605               203,342,042.64                     44.14
 Cash Out Refinance                                                                    420               199,290,434.23                     43.26
 Rate/Term Refinance                                                                   109                58,020,339.76                     12.60
-------------------------------------------------------------------    --------------------    -------------------------    ----------------------
Total                                                                                1,134               460,652,816.63                    100.00
===================================================================    ====================    =========================    ======================

                                                                                                                               % of Aggregate
                                                                                                  Principal Balance           Principal Balance
                                                                            Number of             Outstanding as of           Outstanding as of
COMBINED ORIGINAL LTV:                                                   Mortgage Loans            the Cut-off Date           the Cut-off Date
-------------------------------------------------------------------    --------------------    -------------------------    ----------------------
  10.01  -   15.00                                                                       1                   749,384.01                      0.16
  35.01  -   40.00                                                                       5                 2,750,132.55                      0.60
  40.01  -   45.00                                                                       4                 2,473,000.00                      0.54
  45.01  -   50.00                                                                       6                 3,394,719.48                      0.74
  50.01  -   55.00                                                                       9                 4,076,585.25                      0.88
  55.01  -   60.00                                                                      18                 8,819,561.40                      1.91
  60.01  -   65.00                                                                      28                14,851,895.24                      3.22
  65.01  -   70.00                                                                      32                19,498,239.29                      4.23
  70.01  -   75.00                                                                      75                40,599,726.97                      8.81
  75.01  -   80.00                                                                     504               220,117,062.19                     47.78
  80.01  -   85.00                                                                     144                66,297,845.38                     14.39
  85.01  -   90.00                                                                     157                68,743,270.62                     14.92
  90.01  -   95.00                                                                      13                 3,223,140.94                      0.70
  95.01  - 100.00                                                                      138                 5,058,253.31                      1.10
-------------------------------------------------------------------    --------------------    -------------------------    ----------------------
Total                                                                                1,134               460,652,816.63                    100.00
===================================================================    ====================    =========================    ======================

                                       40

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                   % of Aggregate
                                                                                      Principal Balance           Principal Balance
                                                                Number of             Outstanding as of           Outstanding as of
STATE:                                                       Mortgage Loans            the Cut-off Date           the Cut-off Date
-------------------------------------------------------    --------------------    -------------------------    ----------------------
 Alabama                                                                     4                 1,854,804.31                      0.40
 Arizona                                                                    12                 5,720,785.47                      1.24
 Arkansas                                                                    2                 1,099,584.92                      0.24
 California                                                                641               285,792,844.26                     62.04
 Colorado                                                                   55                25,742,049.19                      5.59
 Connecticut                                                                 9                 4,982,643.67                      1.08
 Delaware                                                                    1                   564,000.00                      0.12
 Florida                                                                    22                10,428,645.84                      2.26
 Georgia                                                                     7                 3,558,043.72                      0.77
 Hawaii                                                                      1                   680,000.00                      0.15
 Idaho                                                                       2                 1,190,495.03                      0.26
 Illinois                                                                  165                14,837,015.07                      3.22
 Indiana                                                                     3                 1,527,250.00                      0.33
 Iowa                                                                        1                   495,000.00                      0.11
 Louisiana                                                                   4                 1,058,100.00                      0.23
 Maine                                                                       1                   399,781.05                      0.09
 Maryland                                                                    6                 2,955,170.02                      0.64
 Massachusetts                                                               5                 2,688,306.39                      0.58
 Michigan                                                                   10                 4,163,840.68                      0.90
 Minnesota                                                                   4                 1,773,212.14                      0.38
 Missouri                                                                    2                   987,666.35                      0.21
 Montana                                                                     4                 2,599,690.24                      0.56
 Nebraska                                                                    1                   355,759.00                      0.08
 Nevada                                                                      7                 3,372,119.23                      0.73
 New Jersey                                                                 11                 5,162,469.35                      1.12
 New Mexico                                                                  1                   544,000.00                      0.12
 New York                                                                   27                14,523,807.00                      3.15
 North Carolina                                                              4                 2,087,983.29                      0.45
 Ohio                                                                        5                 2,250,113.55                      0.49
 Oklahoma                                                                    2                   749,591.58                      0.16
 Oregon                                                                     10                 5,121,215.38                      1.11
 Rhode Island                                                                1                   409,700.00                      0.09
 South Carolina                                                              2                   935,876.94                      0.20
 Tennessee                                                                   1                   499,200.00                      0.11
 Texas                                                                      38                19,337,464.87                      4.20
 Utah                                                                       13                 6,416,094.57                      1.39

                                       41

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                % of Aggregate
                                                                                   Principal Balance           Principal Balance
                                                             Number of             Outstanding as of           Outstanding as of
STATE:                                                    Mortgage Loans            the Cut-off Date           the Cut-off Date
----------------------------------------------------    --------------------    -------------------------    ----------------------
                                                                         13                 6,042,058.51                      1.31
Virginia

Washington                                                               35                16,723,435.01                      3.63

West Virginia                                                             1                    33,000.00                      0.01

Wyoming                                                                   1                   990,000.00                      0.21
----------------------------------------------------    --------------------    -------------------------    ----------------------
Total                                                                 1,134               460,652,816.63                    100.00
====================================================    ====================    =========================    ======================

                                                                                                                % of Aggregate
                                                                                   Principal Balance           Principal Balance
                                                             Number of             Outstanding as of           Outstanding as of
DOCUMENTATION:                                            Mortgage Loans            the Cut-off Date           the Cut-off Date
----------------------------------------------------    --------------------    -------------------------    ----------------------
 Full Documentation                                                     555               235,795,008.31                     51.19
 Limited Documentation                                                   22                 9,589,579.75                      2.08
 Stated Income Documentation                                            557               215,268,228.57                     46.73
----------------------------------------------------    --------------------    -------------------------    ----------------------
Total                                                                 1,134               460,652,816.63                    100.00
====================================================    ====================    =========================    ======================

                                                                                                                % of Aggregate
                                                                                   Principal Balance           Principal Balance
                                                             Number of             Outstanding as of           Outstanding as of
LIEN:                                                     Mortgage Loans            the Cut-off Date           the Cut-off Date
----------------------------------------------------    --------------------    -------------------------    ----------------------
                                                                        988               455,222,009.52                     98.82
1

2                                                                       146                 5,430,807.11                      1.18
----------------------------------------------------    --------------------    -------------------------    ----------------------
Total                                                                 1,134               460,652,816.63                    100.00
====================================================    ====================    =========================    ======================

                                       42

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                    % of Aggregate
                                                                                       Principal Balance           Principal Balance
                                                                 Number of             Outstanding as of           Outstanding as of
CREDIT GRADE:                                                 Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------------------------    --------------------    -------------------------    ----------------------
 A+                                                                           1                   975,000.00                      0.21
 A-1                                                                          6                 1,876,929.45                      0.41
 A-2                                                                        128                63,070,692.89                     13.69
 A-3                                                                          7                 4,129,413.05                      0.90
 A-4                                                                         36                17,355,909.00                      3.77
 A-5                                                                         24                11,598,209.36                      2.52
 A1                                                                         278                94,477,913.30                     20.51
 A2                                                                         203                70,116,169.09                     15.22
 A3                                                                         111                43,753,543.90                      9.50
 AA                                                                         254               116,862,878.60                     25.37
 B-1                                                                          4                 1,425,351.68                      0.31
 B-2                                                                          2                   941,250.00                      0.20
 B-3                                                                          1                    54,389.86                      0.01
 B-4                                                                          1                   591,723.80                      0.13
 B1                                                                          19                 6,630,478.98                      1.44
 B2                                                                           6                 3,010,250.00                      0.65
 B3                                                                           7                 4,042,453.65                      0.88
 B4                                                                          32                15,500,517.28                      3.36
 C                                                                           11                 3,092,037.03                      0.67
 D                                                                            3                 1,147,705.71                      0.25
--------------------------------------------------------    --------------------    -------------------------    ----------------------
Total                                                                     1,134               460,652,816.63                    100.00
========================================================    ====================    =========================    ======================

                                                                                                                    % of Aggregate
                                                                                       Principal Balance           Principal Balance
                                                                 Number of             Outstanding as of           Outstanding as of
FICO:                                                         Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------------------------    --------------------    -------------------------    ----------------------
 Not Available                                                                1                   412,250.00                      0.09
 451  - 500                                                                  25                 9,940,235.67                      2.16
 501  - 550                                                                 100                46,219,070.50                     10.03
 551  - 600                                                                 134                68,470,847.46                     14.86
 601  - 650                                                                 316               120,613,207.52                     26.18
 651  - 700                                                                 367               137,182,427.54                     29.78
 701  - 750                                                                 141                53,808,383.88                     11.68
 751  - 800                                                                  47                22,715,167.44                      4.93
 801  - 814                                                                   3                 1,291,226.62                      0.28
--------------------------------------------------------    --------------------    -------------------------    ----------------------
Total                                                                     1,134               460,652,816.63                    100.00
========================================================    ====================    =========================    ======================

                                       43

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                    % of Aggregate
                                                                                       Principal Balance           Principal Balance
                                                                 Number of             Outstanding as of           Outstanding as of
GROSS COUPON:                                                 Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------------------------    --------------------    -------------------------    ----------------------
   4.001 -    5.000                                                           1                   511,960.00                      0.11
   5.001  -   6.000                                                         120                58,197,874.48                     12.63
   6.001  -   7.000                                                         487               219,622,459.40                     47.68
   7.001  -   8.000                                                         220               102,812,925.02                     22.32
   8.001  -   9.000                                                         100                49,322,066.35                     10.71
   9.001  - 10.000                                                           66                20,116,818.73                      4.37
 10.001  - 11.000                                                            71                 6,339,612.71                      1.38
 11.001  - 12.000                                                            62                 3,443,848.23                      0.75
 13.001  - 14.000                                                             6                   219,263.96                      0.05
 14.001  - 15.000                                                             1                    65,987.75                      0.01
--------------------------------------------------------    --------------------    -------------------------    ----------------------
Total                                                                     1,134               460,652,816.63                    100.00
========================================================    ====================    =========================    ======================

                                                                                                                    % of Aggregate
                                                                                       Principal Balance           Principal Balance
                                                                 Number of             Outstanding as of           Outstanding as of
MAXIMUM RATE:                                                 Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------------------------    --------------------    -------------------------    ----------------------
 10.001  - 11.000                                                             1                   511,960.00                      0.14
 11.001  - 12.000                                                            87                40,760,586.00                     11.45
 12.001  - 13.000                                                           366               161,931,848.45                     45.50
 13.001  - 14.000                                                           179                85,123,449.80                     23.92
 14.001  - 15.000                                                            89                43,357,363.65                     12.18
 15.001  - 16.000                                                            40                18,815,267.24                      5.29
 16.001  - 17.000                                                             9                 4,100,592.31                      1.15
 17.001  - 18.000                                                             3                 1,269,500.00                      0.36
 19.001  - 20.000                                                             1                    34,374.10                      0.01
--------------------------------------------------------    --------------------    -------------------------    ----------------------
Total                                                                       775               355,904,941.55                    100.00
========================================================    ====================    =========================    ======================

                                       44

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                            % of Aggregate
                                                                                               Principal Balance           Principal Balance
                                                                         Number of             Outstanding as of           Outstanding as of
MINIMUM RATE:                                                         Mortgage Loans            the Cut-off Date           the Cut-off Date
----------------------------------------------------------------    --------------------    -------------------------    ----------------------
   4.001  -   5.000                                                                   1                   511,960.00                      0.14
   5.001  -   6.000                                                                  87                40,760,586.00                     11.45
   6.001  -   7.000                                                                 366               161,931,848.45                     45.50
   7.001  -   8.000                                                                 179                85,123,449.80                     23.92
   8.001  -   9.000                                                                  90                43,866,130.59                     12.33
   9.001  - 10.000                                                                   39                18,306,500.30                      5.14
 10.001  - 11.000                                                                     9                 4,100,592.31                      1.15
 11.001  - 12.000                                                                     3                 1,269,500.00                      0.36
 13.001  - 14.000                                                                     1                    34,374.10                      0.01
----------------------------------------------------------------    --------------------    -------------------------    ----------------------
Total                                                                               775               355,904,941.55                    100.00
================================================================    ====================    =========================    ======================

                                                                                                                            % of Aggregate
                                                                                               Principal Balance           Principal Balance
                                                                         Number of             Outstanding as of           Outstanding as of
GROSS MARGIN:                                                         Mortgage Loans            the Cut-off Date           the Cut-off Date
----------------------------------------------------------------    --------------------    -------------------------    ----------------------
  4.001  -  4.500                                                                   133                60,332,728.94                     16.95
  4.501  -  5.000                                                                   429               191,790,304.83                     53.89
  5.001  -  5.500                                                                     2                   831,700.00                      0.23
  5.501  -  6.000                                                                   188                93,093,033.06                     26.16
  6.001  -  6.500                                                                     6                 2,602,625.48                      0.73
  6.501  -  7.000                                                                    17                 7,254,549.24                      2.04
----------------------------------------------------------------    --------------------    -------------------------    ----------------------
Total                                                                               775               355,904,941.55                    100.00
================================================================    ====================    =========================    ======================

                                       45

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                  % of Aggregate
                                                                                     Principal Balance           Principal Balance
                                                               Number of             Outstanding as of           Outstanding as of
NEXT RATE CHANGE DATE:                                      Mortgage Loans            the Cut-off Date           the Cut-off Date
------------------------------------------------------    --------------------    -------------------------    ----------------------
 11/01/03  - 11/30/03                                                       1                   445,121.37                      0.13
 12/01/03  - 12/31/03                                                       3                 1,145,350.00                      0.32
 11/01/04  - 11/30/04                                                       2                   925,051.66                      0.26
 12/01/04  - 12/31/04                                                       1                   464,679.96                      0.13
 01/01/05  - 01/31/05                                                       4                 1,472,530.68                      0.41
 02/01/05  - 02/28/05                                                       5                 2,700,670.99                      0.76
 03/01/05  - 03/31/05                                                       4                 1,948,562.60                      0.55
 04/01/05  - 04/30/05                                                       9                 3,858,818.57                      1.08
 05/01/05  - 05/31/05                                                     295               134,668,284.50                     37.84
 06/01/05  - 06/30/05                                                     410               188,657,626.00                     53.01
 07/01/05  - 07/31/05                                                      24                10,674,680.00                      3.00
 03/01/06  - 03/31/06                                                       1                   498,478.23                      0.14
 05/01/06  - 05/31/06                                                       9                 5,198,086.99                      1.46
 06/01/06  - 06/30/06                                                       4                 1,920,000.00                      0.54
 07/01/06  - 07/31/06                                                       1                   342,000.00                      0.10
 06/01/08  - 06/30/08                                                       2                   985,000.00                      0.28
------------------------------------------------------    --------------------    -------------------------    ----------------------
Total                                                                     775               355,904,941.55                    100.00
======================================================    ====================    =========================    ======================

                                                                                                                  % of Aggregate
                                                                                     Principal Balance           Principal Balance
                                                               Number of             Outstanding as of           Outstanding as of
INITIAL RATE CAP:                                           Mortgage Loans            the Cut-off Date           the Cut-off Date
------------------------------------------------------    --------------------    -------------------------    ----------------------
  1.000                                                                   756               346,075,926.74                     97.24
  3.000                                                                    19                 9,829,014.81                      2.76
------------------------------------------------------    --------------------    -------------------------    ----------------------
Total                                                                     775               355,904,941.55                    100.00
======================================================    ====================    =========================    ======================

                                       46

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
                      LONG BEACH MORTGAGE LOAN TRUST 2003-4
                           Scheduled 06/01/03 Balances

TOTAL CURRENT BALANCE:                    179,005,507

NUMBER OF LOANS:                                  280

                                                                                    Minimum         Maximum
AVG CURRENT BALANCE:                      $639,305.38                           $500,000.00   $1,000,000.00

WAVG GROSS COUPON:                             7.1665%                              4.8500         11.2500%
WAVG GROSS MARGIN:                             5.2155%                              4.2500          6.7500%
WAVG INITIAL RATE CAP:                         1.0861%                              1.0000          3.0000%
WAVG SUBSEQUENT RATE CAP:                      1.0000%                              1.0000          1.0000%
WAVG MINIMUM RATE:                             7.3283%                              4.8500         11.2500%
WAVG MAXIMUM RATE:                            13.3321%                             10.8500         17.2500%

WAVG NEXT RESET:                                24.07 months                          17.00           60.00 months

WAVG COMBINED ORIGINAL LTV:                     76.43%                               14.71           90.00%

WAVG ORIGINAL TERM:                               358 months                            180             360 months
WAVG REMAINING TERM:                              358 months                            178             360 months

WAVG FICO SCORE:                                  628                                   483             814

PREPAYMENT BREAKDOWN ($):           59.16 %  Prepayment Penalty, 40.84 %  No Prepayment Penalty

TOP STATE CONCENTRATIONS ($):       52.56 %  California,  7.40 %  Texas,  5.05 %  Colorado
MAXIMUM ZIP CODE CONCENTRATION ($):  1.56%  94015

FIRST PAY DATE:                                                             Dec 01, 2002      Aug 01, 2003
PAID TO DATE:                                                               May 01, 2003      Jul 01, 2003
NEXT RATE CHANGE DATE:                                                      Nov 01, 2004      Jun 01, 2008
MATURE DATE:                                                                Apr 01, 2018      Jul 01, 2033

RBS GREENWICH CAPITAL

                                                                               % of Aggregate
                                                         Principal Balance  Principal Balance
                                            Number of    Outstanding as of  Outstanding as of
PRODUCT:                               Mortgage Loans      the Cutoff Date    the Cutoff Date
 2/28 LIBOR                                       202       128,791,554.99            71.95
 3/27 LIBOR                                         7         4,668,942.97             2.61
 5/25 LIBOR                                         1           595,000.00             0.33
 Fixed Rate                                        70        44,950,008.78            25.11
--------------------------------------------------------------------------------------------
Total                                             280       179,005,506.74           100.00
============================================================================================

                                                                               % of Aggregate
                                                         Principal Balance  Principal Balance
                                            Number of    Outstanding as of  Outstanding as of
PREPAYMENT PENALTY:                    Mortgage Loans      the Cutoff Date    the Cutoff Date
 No Prepayment Penalty                            114        73,109,186.16            40.84
 Prepayment Penalty                               166       105,896,320.58            59.16
--------------------------------------------------------------------------------------------
Total                                             280       179,005,506.74           100.00
============================================================================================

                                                                               % of Aggregate
                                                         Principal Balance  Principal Balance
                                            Number of    Outstanding as of  Outstanding as of
PRINCIPAL BALANCE:                     Mortgage Loans      the Cutoff Date    the Cutoff Date
            0.01  - 500,000.00                     13         6,500,000.00             3.63
 500,000.01  - 550,000.00                          65        34,327,922.23            19.18
 550,000.01  - 600,000.00                          64        36,698,289.41            20.50
 600,000.01  - 650,000.00                          41        25,928,388.53            14.48
 650,000.01  - 700,000.00                          32        21,746,247.08            12.15
 700,000.01  - 750,000.00                          25        18,198,725.52            10.17
 750,000.01  - 800,000.00                          13        10,128,872.92             5.66
 800,000.01  - 850,000.00                           3         2,468,582.74             1.38
 850,000.01  - 900,000.00                           5         4,396,012.96             2.46
 900,000.01  - 950,000.00                           4         3,714,190.04             2.07
 950,000.01  - 1,000,000.00                        15        14,898,275.31             8.32
--------------------------------------------------------------------------------------------
Total                                             280       179,005,506.74           100.00
============================================================================================

                                                                               % of Aggregate
                                                         Principal Balance  Principal Balance
                                            Number of    Outstanding as of  Outstanding as of
ORIGINAL TERM (months):                Mortgage Loans      the Cutoff Date    the Cutoff Date
 180                                                3         1,944,602.41             1.09
 360                                              277       177,060,904.33            98.91
--------------------------------------------------------------------------------------------
Total                                             280       179,005,506.74           100.00
============================================================================================

                                                                               % of Aggregate
                                                         Principal Balance  Principal Balance
                                            Number of    Outstanding as of  Outstanding as of
REMAINING TERM (months):               Mortgage Loans      the Cutoff Date    the Cutoff Date
 178  - 180                                         3         1,944,602.41             1.09
 351  - 360                                       277       177,060,904.33            98.91
--------------------------------------------------------------------------------------------
Total                                             280       179,005,506.74           100.00
============================================================================================

                                                                               % of Aggregate
                                                         Principal Balance  Principal Balance
                                            Number of    Outstanding as of  Outstanding as of
PROPERTY TYPE:                         Mortgage Loans      the Cutoff Date    the Cutoff Date
 Single Family                                    233       149,802,939.92            83.69
 PUD                                               34        21,282,646.67            11.89
 2-4 Units                                          8         4,914,789.92             2.75
 Condominium                                        5         3,005,130.23             1.68
--------------------------------------------------------------------------------------------
Total                                             280       179,005,506.74           100.00
============================================================================================

                                                                               % of Aggregate
                                                         Principal Balance  Principal Balance
                                            Number of    Outstanding as of  Outstanding as of
OCCUPANCY:                             Mortgage Loans      the Cutoff Date    the Cutoff Date
 Primary                                          275       176,047,507.29            98.35
 Second Home                                        5         2,957,999.45             1.65
--------------------------------------------------------------------------------------------
Total                                             280       179,005,506.74           100.00
============================================================================================

                                                                               % of Aggregate
                                                         Principal Balance  Principal Balance
                                            Number of    Outstanding as of  Outstanding as of
PURPOSE:                               Mortgage Loans      the Cutoff Date    the Cutoff Date
 Cash Out Refinance                               138        89,613,823.06            50.06
 Purchase                                          84        52,011,233.69            29.06
 Rate/Term Refinance                               58        37,380,449.99            20.88
--------------------------------------------------------------------------------------------
Total                                             280       179,005,506.74           100.00
============================================================================================

                                                                               % of Aggregate
                                                         Principal Balance  Principal Balance
                                            Number of    Outstanding as of  Outstanding as of
COMBINED ORIGINAL LTV:                 Mortgage Loans      the Cutoff Date    the Cutoff Date
  10.01  -  15.00                                   1           749,384.01             0.42
  35.01  -  40.00                                   4         2,735,152.67             1.53
  40.01  -  45.00                                   2         1,990,000.00             1.11
  45.01  -  50.00                                   4         2,608,955.94             1.46
  50.01  -  55.00                                   2         1,294,651.66             0.72
  55.01  -  60.00                                   8         6,003,412.67             3.35
  60.01  -  65.00                                  12         8,764,939.02             4.90
  65.01  -  70.00                                  19        14,292,918.15             7.98
  70.01  -  75.00                                  41        27,007,454.54            15.09
  75.01  -  80.00                                 105        64,339,950.25            35.94
  80.01  -  85.00                                  42        25,283,167.08            14.12
  85.01  -  90.00                                  40        23,935,520.75            13.37
--------------------------------------------------------------------------------------------
Total                                             280       179,005,506.74           100.00
============================================================================================

                                                                               % of Aggregate
                                                         Principal Balance  Principal Balance
                                            Number of    Outstanding as of  Outstanding as of
STATE:                                 Mortgage Loans      the Cutoff Date    the Cutoff Date
 Alabama                                            1           626,000.00             0.35
 Arizona                                            5         2,920,040.64             1.63
 Arkansas                                           1           700,000.00             0.39
 California                                       150        94,088,829.72            52.56
 Colorado                                          14         9,033,499.58             5.05
 Connecticut                                        6         3,757,959.63             2.10
 Delaware                                           1           564,000.00             0.32
 Florida                                            6         4,159,050.56             2.32
 Georgia                                            3         1,946,122.41             1.09
 Hawaii                                             1           680,000.00             0.38
 Idaho                                              2         1,190,495.03             0.67
 Illinois                                           8         5,020,823.08             2.80
 Indiana                                            1           628,000.00             0.35
 Louisiana                                          1           570,000.00             0.32
 Maryland                                           2         1,447,326.02             0.81
 Massachusetts                                      3         1,908,500.00             1.07
 Michigan                                           1           656,706.24             0.37
 Minnesota                                          1           524,699.50             0.29
 Missouri                                           1           511,666.35             0.29
 Montana                                            2         1,637,500.00             0.91
 Nevada                                             2         1,487,583.33             0.83
 New Jersey                                         2         1,567,760.21             0.88
 New Mexico                                         1           544,000.00             0.30
 New York                                          12         8,533,182.80             4.77
 North Carolina                                     3         1,679,494.36             0.94
 Ohio                                               1           583,500.00             0.33
 Oregon                                             4         2,708,350.00             1.51
 Texas                                             19        13,242,961.71             7.40
 Utah                                               6         3,477,776.98             1.94
 Virginia                                           6         3,262,380.00             1.82
 Washington                                        13         8,357,298.59             4.67
 Wyoming                                            1           990,000.00             0.55
--------------------------------------------------------------------------------------------
Total                                             280       179,005,506.74           100.00
============================================================================================

                                                                                % of Aggregate
                                                         Principal Balance   Principal Balance
                                            Number of    Outstanding as of   Outstanding as of
DOCUMENTATION:                         Mortgage Loans      the Cutoff Date     the Cutoff Date
 Full Documentation                               182       116,350,234.91            65.00
 Limited Documentation                              5         2,962,518.24             1.65
 Stated Income Documentation                       93        59,692,753.59            33.35
--------------------------------------------------------------------------------------------
Total                                             280       179,005,506.74           100.00
============================================================================================

                                                                               % of Aggregate
                                                         Principal Balance  Principal Balance
                                            Number of    Outstanding as of  Outstanding as of
LIEN:                                  Mortgage Loans      the Cutoff Date    the Cutoff Date
 1                                                280       179,005,506.74           100.00
--------------------------------------------------------------------------------------------
Total                                             280       179,005,506.74           100.00
============================================================================================

                                                                               % of Aggregate
                                                         Principal Balance  Principal Balance
                                            Number of    Outstanding as of  Outstanding as of
CREDIT GRADE:                          Mortgage Loans      the Cutoff Date    the Cutoff Date
 A+                                                 1           975,000.00             0.54
 A-1                                                1           556,750.00             0.31
 A-2                                               50        32,575,951.04            18.20
 A-3                                                5         3,360,347.88             1.88
 A-4                                               13         8,368,672.96             4.68
 A-5                                               10         6,082,352.99             3.40
 A1                                                40        26,361,397.00            14.73
 A2                                                29        18,465,713.93            10.32
 A3                                                31        19,321,455.79            10.79
 AA                                                72        45,293,125.60            25.30
 B-1                                                1           645,686.00             0.36
 B-2                                                1           570,000.00             0.32
 B-4                                                1           591,723.80             0.33
 B1                                                 2         1,131,270.18             0.63
 B2                                                 3         1,879,000.00             1.05
 B3                                                 3         2,439,489.62             1.36
 B4                                                15         9,226,528.95             5.15
 C                                                  1           500,000.00             0.28
 D                                                  1           661,041.00             0.37
--------------------------------------------------------------------------------------------
Total                                             280       179,005,506.74           100.00
============================================================================================

                                                                               % of Aggregate
                                                         Principal Balance  Principal Balance
                                            Number of    Outstanding as of  Outstanding as of
FICO:                                  Mortgage Loans      the Cutoff Date    the Cutoff Date
 483  - 500                                         3         1,669,364.39             0.93
 501  - 550                                        37        23,478,167.13            13.12
 551  - 600                                        60        39,191,872.90            21.89
 601  - 650                                        78        48,474,526.02            27.08
 651  - 700                                        65        42,088,759.38            23.51
 701  - 750                                        20        12,690,912.20             7.09
 751  - 800                                        16        10,851,904.72             6.06
 801  - 814                                         1           560,000.00             0.31
--------------------------------------------------------------------------------------------
Total                                             280       179,005,506.74           100.00
============================================================================================

                                                                               % of Aggregate
                                                         Principal Balance  Principal Balance
                                            Number of    Outstanding as of  Outstanding as of
GROSS COUPON:                          Mortgage Loans      the Cutoff Date    the Cutoff Date
  4.850  -  5.000                                   1           511,960.00             0.29
  5.001  -  6.000                                  37        25,069,153.94            14.00
  6.001  -  7.000                                 119        74,787,886.11            41.78
  7.001  -  8.000                                  63        41,444,667.08            23.15
  8.001  -  9.000                                  43        26,686,596.27            14.91
  9.001  - 10.000                                  14         8,785,600.73             4.91
 10.001  - 11.000                                   2         1,219,642.61             0.68
 11.001  - 11.250                                   1           500,000.00             0.28
--------------------------------------------------------------------------------------------
Total                                             280       179,005,506.74           100.00
============================================================================================

                                                                                % of Aggregate
                                                         Principal Balance   Principal Balance
                                            Number of    Outstanding as of   Outstanding as of
MAXIMUM RATE:                          Mortgage Loans      the Cutoff Date     the Cutoff Date
  10.001  - 11.000                                  1           511,960.00             0.38
 11.001  - 12.000                                  23        15,235,881.40            11.37
 12.001  - 13.000                                  76        47,760,785.05            35.63
 13.001  - 14.000                                  56        37,068,143.56            27.65
 14.001  - 15.000                                  36        22,464,717.67            16.76
 15.001  - 16.000                                  15         9,294,367.67             6.93
 16.001  - 17.000                                   2         1,219,642.61             0.91
 17.001  - 17.250                                   1           500,000.00             0.37
--------------------------------------------------------------------------------------------
Total                                             210       134,055,497.96           100.00
============================================================================================

                                                                               % of Aggregate
                                                         Principal Balance  Principal Balance
                                            Number of    Outstanding as of  Outstanding as of
MINIMUM RATE:                          Mortgage Loans      the Cutoff Date    the Cutoff Date
  4.001  -  5.000                                   1           511,960.00             0.38
  5.001  -  6.000                                  23        15,235,881.40            11.37
  6.001  -  7.000                                  76        47,760,785.05            35.63
  7.001  -  8.000                                  56        37,068,143.56            27.65
  8.001  -  9.000                                  37        22,973,484.61            17.14
  9.001  - 10.000                                  14         8,785,600.73             6.55
 10.001  - 11.000                                   2         1,219,642.61             0.91
 11.001  - 11.250                                   1           500,000.00             0.37
--------------------------------------------------------------------------------------------
Total                                             210       134,055,497.96           100.00
============================================================================================

                                                                               % of Aggregate
                                                         Principal Balance  Principal Balance
                                            Number of    Outstanding as of  Outstanding as of
GROSS MARGIN:                          Mortgage Loans      the Cutoff Date    the Cutoff Date
  4.001  -  4.500                                  31        19,149,093.13            14.28
  4.501  -  5.000                                  98        62,655,450.25            46.74
  5.501  -  6.000                                  76        49,341,294.78            36.81
  6.001  -  6.500                                   3         1,827,409.80             1.36
  6.501  -  6.750                                   2         1,082,250.00             0.81
--------------------------------------------------------------------------------------------
Total                                             210       134,055,497.96           100.00
============================================================================================

                                                                                % of Aggregate
                                                         Principal Balance   Principal Balance
                                            Number of    Outstanding as of   Outstanding as of
NEXT RATE CHANGE DATE:                 Mortgage Loans      the Cutoff Date     the Cutoff Date
          <  **/**/**                              70        44,950,008.78            25.11
 11/01/04  - 11/30/04                               1           508,766.94             0.28
 02/01/05  - 02/28/05                               4         2,351,528.18             1.31
 03/01/05  - 03/31/05                               1           747,583.33             0.42
 04/01/05  - 04/30/05                               3         1,657,770.31             0.93
 05/01/05  - 05/31/05                              70        46,351,265.23            25.89
 06/01/05  - 06/30/05                             117        73,472,391.00            41.04
 07/01/05  - 07/31/05                               6         3,702,250.00             2.07
 05/01/06  - 05/31/06                               4         3,084,942.97             1.72
 06/01/06  - 06/30/06                               3         1,584,000.00             0.88
 06/01/08  - 06/30/08                               1           595,000.00             0.33
--------------------------------------------------------------------------------------------
Total                                             280       179,005,506.74           100.00
============================================================================================

                                                                               % of Aggregate
                                                         Principal Balance  Principal Balance
                                            Number of    Outstanding as of  Outstanding as of
INITIAL RATE CAP:                      Mortgage Loans      the Cutoff Date    the Cutoff Date
  1.000                                           201       128,282,788.05            95.69
  3.000                                             9         5,772,709.91             4.31
--------------------------------------------------------------------------------------------
Total                                             210       134,055,497.96           100.00
============================================================================================

                      LONG BEACH MORTGAGE LOAN TRUST 2003-4
                           Scheduled 06/01/03 Balances
                  Loans with Current Balance Greater than 800K

TOTAL CURRENT BALANCE:                           $ 25,477,061
NUMBER OF LOANS:                                           27

                                                                                                 Minimum            Maximum
AVG CURRENT BALANCE:                              $943,594.85                                $814,298.30      $1,000,000.00

WAVG GROSS COUPON:                                     6.9342%                                   5.7000             9.9500%
WAVG GROSS MARGIN:                                     5.2795%                                   4.2500             5.9900%
WAVG INITIAL RATE CAP:                                 1.1069%                                   1.0000             3.0000%
WAVG SUBSEQUENT RATE CAP:                              1.0000%                                   1.0000             1.0000%
WAVG MINIMUM RATE:                                     7.1403%                                   5.7000             9.9500%
WAVG MAXIMUM RATE:                                    13.1403%                                  11.7000            15.9500%

WAVG NEXT RESET:                                        24.14 months                               23.00              35.00 months

WAVG COMBINED ORIGINAL LTV:                             67.24%                                    35.35              90.00%

WAVG ORIGINAL TERM:                                       360 months                                 360                360 months
WAVG REMAINING TERM:                                      359 months                                 359                360 months

WAVG FICO SCORE:                                          637                                        505                799

PREPAYMENT BREAKDOWN ($):                55.19 %  Prepayment Penalty, 44.81 %  No Prepayment Penalty

TOP STATE CONCENTRATIONS ($):            39.95 %  California,  11.40 %  New York,  11.32 %  Texas
MAXIMUM ZIP CODE CONCENTRATION ($):        3.93%  75034

FIRST PAY DATE:                                                                             Jun 01, 2003       Aug 01, 2003
PAID TO DATE:                                                                               May 01, 2003       Jul 01, 2003
NEXT RATE CHANGE DATE:                                                                      May 01, 2005       May 01, 2006
MATURE DATE:                                                                                May 01, 2033       Jul 01, 2033

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
PRODUCT:                                       Mortgage Loans        the Cutoff Date     the Cutoff Date
 2/28 LIBOR                                                19          17,691,872.35               69.44
 3/27 LIBOR                                                 1             999,078.27                3.92
 Fixed Rate                                                 7           6,786,110.43               26.64
---------------------------------------------------------------------------------------------------------
Total                                                      27          25,477,061.05              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
PREPAYMENT PENALTY:                            Mortgage Loans        the Cutoff Date     the Cutoff Date
 No Prepayment Penalty                                     12          11,416,565.36               44.81
 Prepayment Penalty                                        15          14,060,495.69               55.19
---------------------------------------------------------------------------------------------------------
Total                                                      27          25,477,061.05              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
PRINCIPAL BALANCE:                             Mortgage Loans        the Cutoff Date     the Cutoff Date
 800,000.01  - 850,000.00                                   3           2,468,582.74                9.69
 850,000.01  - 900,000.00                                   5           4,396,012.96               17.25
 900,000.01  - 950,000.00                                   4           3,714,190.04               14.58
 950,000.01  - 1,000,000.00                                15          14,898,275.31               58.48
---------------------------------------------------------------------------------------------------------
Total                                                      27          25,477,061.05              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
ORIGINAL TERM (months):                        Mortgage Loans        the Cutoff Date     the Cutoff Date
 360                                                       27          25,477,061.05              100.00
---------------------------------------------------------------------------------------------------------
Total                                                      27          25,477,061.05              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
REMAINING TERM (months):                       Mortgage Loans        the Cutoff Date     the Cutoff Date
 359  - 360                                                27          25,477,061.05              100.00
---------------------------------------------------------------------------------------------------------
Total                                                      27          25,477,061.05              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
PROPERTY TYPE:                                 Mortgage Loans        the Cutoff Date     the Cutoff Date
 Single Family                                             23          21,653,373.63               84.99
 PUD                                                        3           2,948,464.08               11.57
 2-4 Units                                                  1             875,223.34                3.44
---------------------------------------------------------------------------------------------------------
Total                                                      27          25,477,061.05              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
OCCUPANCY:                                     Mortgage Loans        the Cutoff Date     the Cutoff Date
 Primary                                                   27          25,477,061.05              100.00
---------------------------------------------------------------------------------------------------------
Total                                                      27          25,477,061.05              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
PURPOSE:                                       Mortgage Loans        the Cutoff Date     the Cutoff Date
 Cash Out Refinance                                        15          14,211,100.12               55.78
 Rate/Term Refinance                                        7           6,588,237.59               25.86
 Purchase                                                   5           4,677,723.34               18.36
---------------------------------------------------------------------------------------------------------
Total                                                      27          25,477,061.05              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
COMBINED ORIGINAL LTV:                         Mortgage Loans        the Cutoff Date     the Cutoff Date
  35.01  -  40.00                                           1             883,800.00                3.47
  40.01  -  45.00                                           2           1,990,000.00                7.81
  45.01  -  50.00                                           1             998,955.94                3.92
  55.01  -  60.00                                           2           1,998,980.45                7.85
  60.01  -  65.00                                           3           2,858,585.60               11.22
  65.01  -  70.00                                           7           6,592,197.89               25.88
  70.01  -  75.00                                           5           4,776,774.04               18.75
  75.01  -  80.00                                           3           2,823,482.69               11.08
  80.01  -  85.00                                           1             838,804.78                3.29
  85.01  -  90.00                                           2           1,715,479.66                6.73
---------------------------------------------------------------------------------------------------------
Total                                                      27          25,477,061.05              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
STATE:                                         Mortgage Loans        the Cutoff Date     the Cutoff Date
 California                                                11          10,178,368.77               39.95
 Colorado                                                   1             998,980.45                3.92
 Connecticut                                                1             859,489.62                3.37
 Florida                                                    1             965,061.11                3.79
 Illinois                                                   1             975,000.00                3.83
 Montana                                                    1           1,000,000.00                3.93
 New Jersey                                                 1             998,760.21                3.92
 New York                                                   3           2,904,095.98               11.40
 Oregon                                                     1             910,000.00                3.57
 Texas                                                      3           2,882,869.31               11.32
 Washington                                                 2           1,814,435.60                7.12
 Wyoming                                                    1             990,000.00                3.89
---------------------------------------------------------------------------------------------------------
Total                                                      27          25,477,061.05              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
DOCUMENTATION:                                 Mortgage Loans        the Cutoff Date     the Cutoff Date
 Full Documentation                                        17          15,753,649.71               61.83
 Stated Income Documentation                               10           9,723,411.34               38.17
---------------------------------------------------------------------------------------------------------
Total                                                      27          25,477,061.05              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
LIEN:                                          Mortgage Loans        the Cutoff Date     the Cutoff Date
 1                                                         27          25,477,061.05              100.00
---------------------------------------------------------------------------------------------------------
Total                                                      27          25,477,061.05              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
CREDIT GRADE:                                  Mortgage Loans        the Cutoff Date     the Cutoff Date
 A+                                                         1             975,000.00                3.83
 A-2                                                        6           5,642,636.75               22.15
 A-3                                                        1             910,000.00                3.57
 A-5                                                        1             905,000.00                3.55
 A1                                                         4           3,824,715.29               15.01
 A2                                                         2           1,850,223.34                7.26
 A3                                                         2           1,950,000.00                7.65
 AA                                                         7           6,776,196.05               26.60
 B3                                                         2           1,759,489.62                6.91
 B4                                                         1             883,800.00                3.47
---------------------------------------------------------------------------------------------------------
Total                                                      27          25,477,061.05              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
FICO:                                          Mortgage Loans        the Cutoff Date     the Cutoff Date
 505  - 550                                                 3           2,698,294.40               10.59
 551  - 600                                                 7           6,502,631.97               25.52
 601  - 650                                                 4           3,900,000.00               15.31
 651  - 700                                                10           9,413,244.05               36.95
 701  - 750                                                 1             998,760.21                3.92
 751  - 799                                                 2           1,964,130.42                7.71
---------------------------------------------------------------------------------------------------------
Total                                                      27          25,477,061.05              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
GROSS COUPON:                                  Mortgage Loans        the Cutoff Date     the Cutoff Date
  5.001  -  6.000                                           6           5,897,936.39               23.15
  6.001  -  7.000                                          10           9,477,276.56               37.20
  7.001  -  8.000                                           8           7,588,074.04               29.78
  8.001  -  9.000                                           2           1,674,969.28                6.57
  9.001  - 10.000                                           1             838,804.78                3.29
---------------------------------------------------------------------------------------------------------
Total                                                      27          25,477,061.05              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
MAXIMUM RATE:                                  Mortgage Loans        the Cutoff Date     the Cutoff Date
 11.001  - 12.000                                           3           2,923,980.45               15.64
 12.001  - 13.000                                           6           5,665,122.07               30.31
 13.001  - 14.000                                           8           7,588,074.04               40.60
 14.001  - 15.000                                           2           1,674,969.28                8.96
 15.001  - 16.000                                           1             838,804.78                4.49
---------------------------------------------------------------------------------------------------------
Total                                                      20          18,690,950.62              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
MINIMUM RATE:                                  Mortgage Loans        the Cutoff Date     the Cutoff Date
  5.001  -  6.000                                           3           2,923,980.45               15.64
  6.001  -  7.000                                           6           5,665,122.07               30.31
  7.001  -  8.000                                           8           7,588,074.04               40.60
  8.001  -  9.000                                           2           1,674,969.28                8.96
  9.001  - 10.000                                           1             838,804.78                4.49
---------------------------------------------------------------------------------------------------------
Total                                                      20          18,690,950.62              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
GROSS MARGIN:                                  Mortgage Loans        the Cutoff Date     the Cutoff Date
  4.001  -  4.500                                           2           1,964,041.56               10.51
  4.501  -  5.000                                           9           8,530,060.96               45.64
  5.501  -  6.000                                           9           8,196,848.10               43.85
---------------------------------------------------------------------------------------------------------
Total                                                      20          18,690,950.62              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
NEXT RATE CHANGE DATE:                         Mortgage Loans        the Cutoff Date     the Cutoff Date
 05/01/05  - 05/31/05                                       9           8,300,572.35               44.41
 06/01/05  - 06/30/05                                      10           9,391,300.00               50.25
 05/01/06  - 05/31/06                                       1             999,078.27                5.35
---------------------------------------------------------------------------------------------------------
Total                                                      20          18,690,950.62              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
INITIAL RATE CAP:                              Mortgage Loans        the Cutoff Date     the Cutoff Date
  1.000                                                    19          17,691,872.35               94.65
  3.000                                                     1             999,078.27                5.35
---------------------------------------------------------------------------------------------------------
Total                                                      20          18,690,950.62              100.00
=========================================================================================================

                                                                                          % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                    Number of      Outstanding as of   Outstanding as of
SUBSEQUENT RATE CAP:                           Mortgage Loans        the Cutoff Date     the Cutoff Date
  1.000                                                    20          18,690,950.62              100.00
---------------------------------------------------------------------------------------------------------
Total                                                      20          18,690,950.62              100.00
=========================================================================================================

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                         LONG BEACH MORTGAGE LOAN TRUST 2003-4
                                              Scheduled 06/01/03 Balances

TOTAL CURRENT BALANCE:                    $ 1,551,005,871
NUMBER OF LOANS:                                    8,293

                                                                                   % of Aggregate
                                                             Principal Balance    Principal Balance
                                            Number of        Outstanding as of    Outstanding as of
CA CONCENTRATION:                         Mortgage Loans      the Cutoff Date     the Cutoff Date
----------------------------------------------------------  --------------------  -----------------
 CA-NORTH                                           1,842        486,246,920.49              31.35
 CA-SOUTH                                           1,320        306,804,058.44              19.78
 OUTSIDE CA                                         5,131        757,954,892.07              48.87
---------------------------------------  -----------------  --------------------  -----------------
Total                                               8,293      1,551,005,871.00             100.00
=======================================  =================  ====================  =================

                                                                                   % of Aggregate
                                                             Principal Balance    Principal Balance
                                            Number of        Outstanding as of    Outstanding as of
TOP FIFTY ZIP CODE                        Mortgage Loans      the Cutoff Date     the Cutoff Date
---------------------------------------  -----------------  --------------------  -----------------
 94015  Daly City, CA                                  17          7,632,929.79               0.49
 94565  Bay Point, CA                                  31          7,404,116.64               0.48
 94591  Vallejo, CA                                    25          7,219,892.61               0.47
 95127  San Jose, CA                                   20          6,649,630.23               0.43
 94509  Antioch, CA                                    25          5,972,122.33               0.39
 95023  Hollister, CA                                  16          5,959,328.94               0.38
 94541  Hayward, CA                                    19          5,671,533.52               0.37
 94544  Hayward, CA                                    19          5,594,500.32               0.36
 94605  Oakland, CA                                    20          5,495,965.16               0.35
 94066  San Bruno, CA                                  13          5,488,079.65               0.35
 94806  Richmond, CA                                   20          5,164,732.47               0.33
 95376  Tracy, CA                                      21          5,124,033.74               0.33
 94112  San Francisco, CA                              13          4,957,288.93               0.32
 94531  Antioch, CA                                    14          4,677,397.86               0.30
 95122  San Jose, CA                                   15          4,602,225.82               0.30
 94545  Hayward, CA                                    16          4,490,064.40               0.29
 94561  Oakley, CA                                     15          4,454,305.32               0.29
 95111  San Jose, CA                                   15          4,407,921.62               0.28
 94014  Colma, CA                                      10          4,349,593.08               0.28
 94587  Union City, CA                                 13          4,294,383.68               0.28
 95076  Pajaro, CA                                     14          4,198,323.82               0.27
 95116  San Jose, CA                                   14          4,177,592.57               0.27
 94080  South San Francisco, CA                        10          4,088,460.76               0.26
 94603  Oakland, CA                                    19          4,085,830.93               0.26
 93906  Salinas, CA                                    15          4,085,201.57               0.26
 92336  Fontana, CA                                    19          4,076,267.21               0.26
 94621  Oakland, CA                                    19          3,927,375.51               0.25
 94303  Palo Alto, CA                                  11          3,863,527.78               0.25
 94560  Newark, CA                                     11          3,755,349.39               0.24
 95206  Stockton, CA                                   24          3,746,239.08               0.24
 95401  Santa Rosa, CA                                 13          3,680,026.67               0.24
 94513  Brentwood, CA                                  11          3,660,026.54               0.24
 94804  Richmond, CA                                   16          3,493,121.04               0.23
 91342  Sylmar, CA                                     16          3,405,230.07               0.22
 95020  Gilroy, CA                                     10          3,273,690.15               0.21
 95403  Larkfield, CA                                  11          3,165,631.60               0.20
 95121  San Jose, CA                                    9          3,127,299.63               0.20
 80015  Aurora, CO                                     14          3,061,788.70               0.20
 94577  San Leandro, CA                                 9          2,961,741.48               0.19
 94546  Hayward, CA                                     9          2,957,825.27               0.19
 95123  San Jose, CA                                    9          2,957,581.66               0.19
 91331  Arleta, CA                                     17          2,851,776.14               0.18
 92592  Temecula, CA                                   10          2,819,886.80               0.18
 94401  San Mateo, CA                                   6          2,810,020.33               0.18
 94589  Vallejo, CA                                    13          2,807,437.56               0.18
 94947  Novato, CA                                      8          2,796,321.31               0.18
 95124  San Jose, CA                                    7          2,758,123.20               0.18
 95210  Stockton, CA                                   18          2,735,857.58               0.18
 90650  Norwalk, CA                                    14          2,691,669.11               0.17
 94608  Oakland, CA                                    10          2,676,860.49               0.17
---------------------------------------  -----------------  --------------------  -----------------
Total                                                 743        210,306,130.06              13.56
=======================================  =================  ====================  =================

[TABLE 4]

Long Beach Mortgage Loan Trust 2003-4

FICO Score

----------------------------------------------------------------------------------------------
FICO                   Total Balance            WAC   WA MARGIN  WA LTV  WA FICO
                      -------------------------           AVE
                               Amount        %                                      BALANCE
----------------------------------------------------------------------------------------------
001 - 499               55,175,057.33     3.56  9.96        5.91   79.61      484  153,690.97
500 - 519               73,470,558.77     4.74  9.80        5.99   79.90      510  145,198.73
520 - 539               72,394,176.64     4.67  9.16        5.95   78.90      529  147,142.64
540 - 559               74,508,864.46     4.80  8.70        5.86   78.79      549  170,111.56
560 - 579               73,817,136.43     4.76  8.20        5.80   78.27      569  182,715.68
580 - 599               68,150,888.15     4.39  7.88        5.36   78.47      589  176,100.49
600 - 619              112,872,960.59     7.28  7.36        5.14   79.74      610  196,300.80
620 - 639              142,079,343.90     9.16  7.01        4.91   80.22      630  187,687.38
640 - 659              260,542,020.67    16.80  6.75        4.80   80.28      649  196,339.13
660 - 679              204,403,630.34    13.18  6.65        4.80   79.84      669  198,836.22
680 - 699              154,482,444.17     9.96  6.64        4.89   79.45      689  196,292.81
700 - 719              101,184,428.62     6.52  6.60        4.83   79.29      709  202,368.86
720 - 739               68,538,352.42     4.42  6.45        4.78   78.20      728  205,820.88
740 - 759               45,535,896.38     2.94  6.54        4.83   78.09      749  219,980.18
760 - 779               23,665,064.50     1.53  6.46        4.77   78.22      768  209,425.35
780 - 799               15,472,121.60     1.00  6.36        4.61   76.66      788  303,374.93
800 >=                   2,792,978.63     0.18  6.47        4.74   76.16      807  253,907.15
Not Available            1,919,947.40     0.12  9.16        6.03   79.51        0  106,663.74
----------------------------------------------------------------------------------------------
TOTAL POOL            1,551,005,871.00  100.00  7.34        5.19   79.44      636  187,025.91
----------------------------------------------------------------------------------------------

                                      ---------      ------------
FICO                             Min:      432  Max:         814
                                      ---------      ------------

Loan To Value (LTV) Ratio

-----------------------------------------------------------------------------------------------------------------------------------
LTV                    Total Balance                          WA      WA     WA      AVG           WA      % of First        % of
                      ------------------------- WAC         MARGIN   LTV     FICO  BALANCE       SEASON     First Lien    Second Lien
                               Amount        %
-----------------------------------------------------------------------------------------------------------------------------------
       <  14.99            802,337.24     0.05  6.97        4.99   14.60      752  401,168.62          1        0.05          0.00
 15.00 -  19.99             86,479.61     0.01  6.36        0.00   19.01      736   43,239.81          0        0.01          0.00
 20.00 -  24.99          1,027,085.11     0.07  7.15        4.89   23.19      651   93,371.37          0        0.07          0.00
 25.00 -  29.99          1,281,404.89     0.08  7.39        5.56   27.71      643   91,528.92          0        0.08          0.00
 30.00 -  34.99          1,239,675.34     0.08  6.98        5.45   32.29      648  112,697.76          0        0.08          0.00
 35.00 -  39.99          5,943,625.12     0.38  7.00        5.59   37.88      627  185,738.29          0        0.38          0.00
 40.00 -  44.99          6,132,906.80     0.40  7.50        5.48   42.42      623  133,324.06          1        0.39          0.00
 45.00 -  49.99          9,899,898.88     0.64  7.07        5.70   47.46      637  173,682.44          0        0.64          0.00
 50.00 -  54.99         17,918,425.51     1.16  6.99        5.21   52.27      646  167,461.92          0        1.16          0.00
 55.00 -  59.99         20,174,551.92     1.30  7.39        5.49   57.33      619  188,547.21          0        1.30          0.00
 60.00 -  64.99         41,130,947.12     2.65  7.45        5.65   62.55      611  193,103.04          1        2.65          0.00
 65.00 -  69.99         52,100,311.88     3.36  7.67        5.71   67.22      617  167,525.12          0        3.36          0.00
 70.00 -  74.99         95,292,829.29     6.14  7.43        5.45   71.99      626  179,121.86          1        6.14          0.00
 75.00 -  79.99        165,854,735.15    10.69  7.29        5.31   76.95      628  189,982.51          1       10.69          0.00
 80.00 -  84.99        716,443,896.86    46.19  7.02        5.10   80.31      656  197,858.02          1       46.19          0.00
 85.00 -  89.99        190,193,700.79    12.26  8.09        5.44   85.80      590  176,924.37          1       12.26          0.00
 90.00 -  94.99        191,501,920.86    12.35  7.64        5.03   90.10      622  196,815.95          1       12.34          0.01
 95.00 -  99.99         29,075,341.79     1.87  7.49        4.29   95.02      672  170,031.24          0        1.85          0.02
100                      4,905,796.84     0.32 11.02        0.00  100.00      662   36,339.24          1        0.00          0.32
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL            1,551,005,871.00  100.00  7.34        5.19   79.44      636  187,025.91          1       99.65          0.35
-----------------------------------------------------------------------------------------------------------------------------------

                                      ---------      ------------
LTV                              Min:    13.05  Max:      100.00
                                      ---------      ------------

Documentation Type

-----------------------------------------------------------------------------------------------------------------------------------
LTV                    Total Balance                          WA      WA     WA      AVG           WA      % of First        % of
                      ------------------------- WAC         MARGIN   LTV     FICO  BALANCE       SEASON     First Lien    Second Lien
                               Amount        %
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation     756,418,868.01    48.77  7.74        5.40   80.87      605  176,650.83          1       48.59          0.18
Limited                 24,011,223.51     1.55  8.17        5.59   78.57      580  205,224.13          1        1.55          0.00
Stated                 770,575,779.48    49.68  6.93        4.95   78.07      667  197,887.98          1       49.51          0.17
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL            1,551,005,871.00  100.00  7.34        5.19   79.44      636  187,025.91          1       99.65          0.35
-----------------------------------------------------------------------------------------------------------------------------------

Documentation Type (LTV >85%)

-----------------------------------------------------------------------------------------------------------------------------------
LTV                    POOL Balance                          WA      WA     WA      AVG           WA      % of First        % of
                      ------------------------- WAC         MARGIN   LTV     FICO  BALANCE       SEASON     First Lien    Second Lien
                               Amount        %
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation     187,350,304.21    69.95  7.85        5.16   90.30      608  183,317.32          1       68.91          1.04
Limited                  1,262,089.00     0.47  7.27        4.99   88.52      619  315,522.25          0        0.47          0.00
Stated                  79,216,061.45    29.58  7.17        4.30   91.27      675  176,821.57          1       28.59          0.98
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL             267,828,454.66   100.00  7.64        4.94   90.57      628  181,701.80          1       97.98          2.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                         LONG BEACH MORTGAGE LOAN TRUST 2003-4
                                                              Scheduled 06/01/03 Balances

TOTAL CURRENT BALANCE:                                   $1,551,005,871
NUMBER OF LOANS:                                                  8,293

                                                                                                            % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                       Number of               Outstanding as of          Outstanding as of
FICO:                                                Mortgage Loans             the Cutoff Date            the Cutoff Date
-----------------------------------------------  ----------------------- ------------------------------  ---------------------
Not Available                                                        18                   1,919,947.40                   0.12
 431  - 440                                                           5                     385,625.14                   0.02
 441  - 450                                                           5                     650,715.06                   0.04
 451  - 460                                                          17                   2,557,546.57                   0.16
 461  - 470                                                          35                   4,635,948.19                   0.30
 471  - 480                                                          56                   8,664,256.41                   0.56
 481  - 490                                                         118                  19,508,514.26                   1.26
 491  - 500                                                         150                  22,426,675.29                   1.45
 501  - 510                                                         248                  37,127,381.01                   2.39
 511  - 520                                                         257                  37,175,416.39                   2.40
 521  - 530                                                         251                  36,348,125.09                   2.34
 531  - 540                                                         257                  38,066,195.52                   2.45
 541  - 550                                                         225                  36,149,828.74                   2.33
 551  - 560                                                         196                  35,173,140.54                   2.27
 561  - 570                                                         201                  38,336,379.76                   2.47
 571  - 580                                                         201                  36,446,237.35                   2.35
 581  - 590                                                         201                  36,633,759.74                   2.36
 591  - 600                                                         185                  31,403,701.14                   2.02
 601  - 610                                                         300                  55,781,465.32                   3.60
 611  - 620                                                         294                  60,856,211.41                   3.92
 621  - 630                                                         364                  68,363,249.23                   4.41
 631  - 640                                                         424                  79,699,829.89                   5.14
 641  - 650                                                         684                 131,445,203.38                   8.47
 651  - 660                                                         642                 127,829,296.89                   8.24
 661  - 670                                                         558                 112,639,140.69                   7.26
 671  - 680                                                         447                  88,618,171.90                   5.71
 681  - 690                                                         428                  81,867,241.48                   5.28
 691  - 700                                                         347                  69,170,827.31                   4.46
 701  - 710                                                         276                  55,347,235.57                   3.57
 711  - 720                                                         220                  47,641,179.71                   3.07
 721  - 730                                                         174                  35,961,931.43                   2.32
 731  - 740                                                         138                  27,166,938.02                   1.75
 741  - 750                                                         120                  24,283,991.85                   1.57
 751  - 760                                                          81                  19,610,268.32                   1.26
 761  - 770                                                          72                  15,029,661.93                   0.97
 771  - 780                                                          40                   9,470,452.75                   0.61
 781  - 790                                                          32                   8,962,264.75                   0.58
 791  - 800                                                          16                   5,078,742.83                   0.33
 801  - 810                                                           8                   1,614,172.74                   0.10
 811  - 814                                                           2                     959,000.00                   0.06
-----------------------------------------------  ----------------------- ------------------------------  ---------------------
Total                                                             8,293               1,551,005,871.00                 100.00
===============================================  ======================= ==============================  =====================

Long Beach Mortgage Loan Trust 2003-4
              Current                                        Avg Current    % Current    % Current        % Current
Fico Range     #     Balance       WA LTV   %LTV >80   % LTV > 90     Balance      Balance <50K  Balance <100K   Balance >300K
------------------------------------------------------------------------------------------------------------------------------
FICO < 500    377    57,095,005     79.61    51.97%       0.19%          151,446    1.57%        15.02%              18.79%
------------------------------------------------------------------------------------------------------------------------------
FICO < 550  1,622   242,604,160     79.42    46.57%       0.05%          149,571    2.42%         3.53%              25.42%
------------------------------------------------------------------------------------------------------------------------------
FICO < 600  2,604   419,436,629     78.97    45.02%       0.03%          161,074    2.08%        16.64%              32.00%
------------------------------------------------------------------------------------------------------------------------------

LONG BEACH MORTGAGE LOAN TRUST 2003-4
Scheduled Balance 06/01/03

Loan                                                                                                                     Original         Current
Number              Amortization      Product                       Property City                State        Zip        Balance          Balance
5246848           Fully Amortizing    2/28 LIBOR                    SALINAS                       CA         93907       756,000        755,355.44
5356373           Fully Amortizing    2/28 LIBOR                    TURLOCK                       CA         95382       760,000        759,326.19
5397773           Fully Amortizing    2/28 LIBOR                    BELMONT                       CA         94002       760,000        760,000.00
5425954           Fully Amortizing    2/28 LIBOR                    LOS ANGELES                   CA         90056       765,000        765,000.00
5437660           Fully Amortizing    2/28 LIBOR                    CASTRO VALLEY                 CA         94552       768,000        768,000.00
5345541           Fully Amortizing    2/28 LIBOR                    DANVILLE                      CA         94506       775,000        774,558.70
5292388           Fully Amortizing    Fixed Rate 15 Year            ATLANTA                       GA         30342       780,000        774,622.41
5471347           Fully Amortizing    Fixed Rate 30 Year            DISCOVERY BAY                 CA         94514       787,500        787,500.00
5472121           Fully Amortizing    2/28 LIBOR                    MILLBRAE                      CA         94030       787,500        787,500.00
5443387           Fully Amortizing    Fixed Rate 30 Year            REDONDO BEACH                 CA         90277       798,000        798,000.00
5292370           Fully Amortizing    2/28 LIBOR                    SANTA ANA                     CA         92705       800,000        799,489.86
5369376           Fully Amortizing    2/28 LIBOR                    BROOKVILLE                    NY         11545       800,000        799,520.32
5382999           Fully Amortizing    Fixed Rate 30 Year            MAGNOLIA                      TX         77354       800,000        800,000.00
5350970           Fully Amortizing    Fixed Rate 30 Year            APTOS                         CA         95003       815,000        814,298.30
5329065           Fully Amortizing    2/28 LIBOR                    SEATTLE                       WA         98019       816,000        815,479.66
5295001           Fully Amortizing    2/28 LIBOR                    SAN MATEO                     CA         94401       839,180        838,804.78
5254248           Fully Amortizing    2/28 LIBOR                    DANBURY                       CT         06811       860,000        859,489.62
5346838           Fully Amortizing    2/28 LIBOR                    LA JOLLA                      CA         92037       876,000        875,223.34
5480819           Fully Amortizing    2/28 LIBOR                    CUPERTINO                     CA         95014       877,500        877,500.00
5256813           Fully Amortizing    2/28 LIBOR                    PINEY POINT VILLAGE           TX         77024       883,800        883,800.00
5415641           Fully Amortizing    2/28 LIBOR                    DISCOVERY BAY                 CA         94514       900,000        900,000.00
5464383           Fully Amortizing    2/28 LIBOR                    SCARSDALE                     NY         10583       905,000        905,000.00
5480447           Fully Amortizing    2/28 LIBOR                    PORTLAND                      OR         97231       910,000        910,000.00
5337894           Fully Amortizing    2/28 LIBOR                    REDWOOD CITY                  CA         94065       950,000        949,190.04
5440730           Fully Amortizing    2/28 LIBOR                    NEWPORT BEACH                 CA         92662       950,000        950,000.00
5339742           Fully Amortizing    2/28 LIBOR                    BOYNTON BEACH                 FL         33435       966,000        965,061.11
5434295           Fully Amortizing    Fixed Rate 30 Year            POWAY                         CA         92126       975,000        975,000.00
5349360           Fully Amortizing    2/28 LIBOR                    HINSDALE                      IL         60521       975,000        975,000.00
5339924           Fully Amortizing    2/28 LIBOR                    NORTH OF WILSON               WY         83014       990,000        990,000.00
5371182           Fully Amortizing    Fixed Rate 30 Year            OAKLAND                       NJ         07436       999,600        998,760.21
5325899           Fully Amortizing    Fixed Rate 30 Year            NORTH BEND                    WA         98045      1,000,000       998,955.94
5319926           Fully Amortizing    2/28 LIBOR                    ASPEN                         CO         81611      1,000,000       998,980.45
5383385           Fully Amortizing    2/28 LIBOR                    DALLAS                        TX         75230      1,000,000       999,069.31
5327663           Fully Amortizing    3/27 LIBOR                    PORTOLA VALLEY                CA         94028      1,000,000       999,078.27
5325873           Fully Amortizing    Fixed Rate 30 Year            HARRISON                      NY         10528      1,000,000       999,095.98
5362520           Fully Amortizing    2/28 LIBOR                    MISSION VIEJO                 CA         92692      1,000,000       999,274.04
5456132           Fully Amortizing    Fixed Rate 30 Year            MANHATTAN                     MT         59741      1,000,000      1,000,000.00
5473293           Fully Amortizing    Fixed Rate 30 Year            NISSEQUOGUE                   NY         11780      1,000,000      1,000,000.00
5281977           Fully Amortizing    2/28 LIBOR                    KENTFIELD                     CA         94904      1,000,000      1,000,000.00
5394028           Fully Amortizing    2/28 LIBOR                    FRISCO                        TX         75034      1,000,000      1,000,000.00

Total                                                                                                                                  35,605,933.97

Loan                    Original        Current       Original      Amortized       Remain                         Fund            Next Due
Number                    Rate         Note Rate        Term          Term           Term         Season           Date              Date
5246848                  6.800           6.800          360            360           359            1            05/06/03          07/01/03
5356373                  6.600           6.600          360            360           359            1            04/29/03          07/01/03
5397773                  7.350           7.350          360            360           360            0            05/22/03          07/01/03
5425954                  7.990           7.990          360            360           360            0            05/28/03          07/01/03
5437660                  7.600           7.600          360            360           360            0            05/30/03          07/01/03
5345541                  8.800           8.800          360            360           359            1            05/09/03          07/01/03
5292388                  6.000           6.000          180            180           178            2            04/01/03          06/01/03
5471347                  6.125           6.125          360            360           360            0            05/29/03          07/01/03
5472121                  5.375           5.375          360            360           360            0            06/04/03          08/01/03
5443387                  5.750           5.750          360            360           360            0            05/19/03          07/01/03
5292370                  8.250           8.250          360            360           359            1            04/24/03          07/01/03
5369376                  8.550           8.550          360            360           359            1            04/30/03          07/01/03
5382999                  8.050           8.050          360            360           360            0            05/21/03          08/01/03
5350970                  6.750           6.750          360            360           359            1            04/28/03          07/01/03
5329065                  8.250           8.250          360            360           359            1            04/30/03          07/01/03
5295001                  9.950           9.950          360            360           359            1            04/28/03          06/01/03
5254248                  8.600           8.600          360            360           359            1            04/30/03          07/01/03
5346838                  6.600           6.600          360            360           359            1            05/02/03          07/01/03
5480819                  6.990           6.990          360            360           360            0            05/30/03          07/01/03
5256813                  7.550           7.550          360            360           360            0            05/29/03          07/01/03
5415641                  7.800           7.800          360            360           360            0            06/04/03          07/01/03
5464383                  7.300           7.300          360            360           360            0            05/29/03          07/01/03
5480447                  7.900           7.900          360            360           360            0            06/06/03          07/01/03
5337894                  6.800           6.800          360            360           359            1            04/23/03          07/01/03
5440730                  5.875           5.875          360            360           360            0            05/16/03          07/01/03
5339742                  6.125           6.125          360            360           359            1            04/23/03          07/01/03
5434295                  5.875           5.875          360            360           360            0            05/16/03          07/01/03
5349360                  5.700           5.700          360            360           360            0            05/12/03          07/01/03
5339924                  7.050           7.050          360            360           360            0            05/13/03          07/01/03
5371182                  6.875           6.875          360            360           359            1            05/01/03          07/01/03
5325899                  5.750           5.750          360            360           359            1            05/08/03          07/01/03
5319926                  5.875           5.875          360            360           359            1            04/28/03          07/01/03
5383385                  6.350           6.350          360            360           359            1            04/30/03          07/01/03
5327663                  6.400           6.400          360            360           359            1            04/25/03          06/01/03
5325873                  6.500           6.500          360            360           359            1            04/30/03          07/01/03
5362520                  7.610           7.610          360            360           359            1            04/23/03          07/01/03
5456132                  6.875           6.875          360            360           360            0            05/28/03          07/01/03
5473293                  6.000           6.000          360            360           360            0            06/02/03          08/01/03
5281977                  7.100           7.100          360            360           360            0            06/05/03          07/01/03
5394028                  7.800           7.800          360            360           360            0            05/28/03          07/01/03

Total                                    7.002          356            356           356             1

Loan                      1st Pay           Mature       Pymt Chg.         Min              Max
Number                     Date              Date           Date           Rate            Rate           Margin              Oltv
5246848                  06/01/03          20330501       06/01/05        6.800           12.800           4.990             84.00
5356373                  06/01/03          20330501       06/01/05        6.600           12.600           4.990             80.00
5397773                  07/01/03          20330601       07/01/05        7.350           13.350           4.990             80.00
5425954                  07/01/03          20330601       07/01/05        7.990           13.990           5.750             85.00
5437660                  07/01/03          20330601       07/01/05        7.600           13.600           4.990             80.00
5345541                  06/01/03          20330501       06/01/05        8.800           14.800           5.990             79.08
5292388                  05/01/03          20180401                       0.000            0.000           0.000             80.00
5471347                  07/01/03          20330601                       0.000            0.000           0.000             75.00
5472121                  08/01/03          20330701       08/01/05        5.375           11.375           4.250             70.00
5443387                  07/01/03          20330601                       0.000            0.000           0.000             80.00
5292370                  06/01/03          20330501       06/01/05        8.250           14.250           5.750             66.67
5369376                  06/01/03          20330501       06/01/05        8.550           14.550           5.750             61.54
5382999                  07/01/03          20330601                       0.000            0.000           0.000             57.14
5350970                  06/01/03          20330501                       0.000            0.000           0.000             67.92
5329065                  06/01/03          20330501       06/01/05        8.250           14.250           5.750             87.74
5295001                  06/01/03          20330501       06/01/05        9.950           15.950           5.750             84.77
5254248                  06/01/03          20330501       06/01/05        8.600           14.600           5.990             62.77
5346838                  06/01/03          20330501       06/01/05        6.600           12.600           4.990             80.00
5480819                  07/01/03          20330601       07/01/05        6.990           12.990           4.990             75.00
5256813                  07/01/03          20330601       07/01/05        7.550           13.550           5.990             35.35
5415641                  07/01/03          20330601       07/01/05        7.800           13.800           5.990             90.00
5464383                  07/01/03          20330601       07/01/05        7.300           13.300           4.990             68.30
5480447                  07/01/03          20330601       07/01/05        7.900           13.900           5.750             70.00
5337894                  06/01/03          20330501       06/01/05        6.800           12.800           4.990             78.51
5440730                  07/01/03          20330601       07/01/05        5.875           11.875           4.990             73.08
5339742                  06/01/03          20330501       06/01/05        6.125           12.125           4.250             70.00
5434295                  07/01/03          20330601                       0.000            0.000           0.000             75.00
5349360                  07/01/03          20330601       07/01/05        5.700           11.700           4.990             74.71
5339924                  07/01/03          20330601       07/01/05        7.050           13.050           5.750             45.00
5371182                  06/01/03          20330501                       0.000            0.000           0.000             70.00
5325899                  06/01/03          20330501                       0.000            0.000           0.000             50.00
5319926                  06/01/03          20330501       06/01/05        5.875           11.875           4.250             55.56
5383385                  06/01/03          20330501       06/01/05        6.350           12.350           4.990             80.00
5327663                  06/01/03          20330501       06/01/06        6.400           12.400           4.990             66.67
5325873                  06/01/03          20330501                       0.000            0.000           0.000             60.61
5362520                  06/01/03          20330501       06/01/05        7.610           13.610           5.750             71.94
5456132                  07/01/03          20330601                       0.000            0.000           0.000             57.97
5473293                  08/01/03          20330701                       0.000            0.000           0.000             69.93
5281977                  07/01/03          20330601       07/01/05        7.100           13.100           4.990             40.82
5394028                  07/01/03          20330601       07/01/05        7.800           13.800           5.750             62.50

Total                                                                     7.234           13.234           5.278             69.48

  Loan                                                                                                                                                                 Period  Life
 Number                     Property Type                       Purpose                  Occupancy        Lien              Index                 Documentation         Cap     Cap
5246848                Single Family Residence     Refinance - Equity Take Out            Primary           1            6 Mo Libor        Full Documentation            1       6
5356373                Single Family Residence     Purchase                               Primary           1            6 Mo Libor        Full Documentation            1       6
5397773                Single Family Residence     Refinance - Equity Take Out            Primary           1            6 Mo Libor        Stated Income Documentation   1       6
5425954                Single Family Residence     Refinance - Equity Take Out            Primary           1            6 Mo Libor        Full Documentation            1       6
5437660                Single Family Residence     Refinance - Equity Take Out            Primary           1            6 Mo Libor        Stated Income Documentation   1       6
5345541                Single Family Residence     Refinance - No Cash Out                Primary           1            6 Mo Libor        Stated Income Documentation   1       6
5292388               Planned Unit Development     Purchase                               Primary           1            Fixed Rate        Full Documentation            0       0
5471347                Single Family Residence     Purchase                               Primary           1            Fixed Rate        Stated Income Documentation   0       0
5472121                Single Family Residence     Purchase                               Primary           1            6 Mo Libor        Stated Income Documentation   1       6
5443387                Single Family Residence     Purchase                               Primary           1            Fixed Rate        Full Documentation            0       0
5292370                Single Family Residence     Refinance - Equity Take Out            Primary           1            6 Mo Libor        Full Documentation            1       6
5369376                Single Family Residence     Refinance - Equity Take Out            Primary           1            6 Mo Libor        Full Documentation            1       6
5382999               Planned Unit Development     Refinance - Equity Take Out            Primary           1            Fixed Rate        Stated Income Documentation   0       0
5350970                Single Family Residence     Refinance - Equity Take Out            Primary           1            Fixed Rate        Stated Income Documentation   0       0
5329065                Single Family Residence     Refinance - No Cash Out                Primary           1            6 Mo Libor        Full Documentation            1       6
5295001                Single Family Residence     Refinance - Equity Take Out            Primary           1            6 Mo Libor        Full Documentation            1       6
5254248                Single Family Residence     Refinance - No Cash Out                Primary           1            6 Mo Libor        Full Documentation            1       6
5346838                       2-4 Units            Purchase                               Primary           1            6 Mo Libor        Full Documentation            1       6
5480819                Single Family Residence     Purchase                               Primary           1            6 Mo Libor        Full Documentation            1       6
5256813                Single Family Residence     Refinance - Equity Take Out            Primary           1            6 Mo Libor        Full Documentation            1       6
5415641                Single Family Residence     Refinance - Equity Take Out            Primary           1            6 Mo Libor        Full Documentation            1       6
5464383                Single Family Residence     Refinance - Equity Take Out            Primary           1            6 Mo Libor        Full Documentation            1       6
5480447                Single Family Residence     Refinance - Equity Take Out            Primary           1            6 Mo Libor        Full Documentation            1       6
5337894               Planned Unit Development     Refinance - No Cash Out                Primary           1            6 Mo Libor        Stated Income Documentation   1       6
5440730                Single Family Residence     Purchase                               Primary           1            6 Mo Libor        Full Documentation            1       6
5339742                Single Family Residence     Refinance - Equity Take Out            Primary           1            6 Mo Libor        Stated Income Documentation   1       6
5434295                Single Family Residence     Purchase                               Primary           1            Fixed Rate        Full Documentation            0       0
5349360                Single Family Residence     Refinance - No Cash Out                Primary           1            6 Mo Libor        Full Documentation            1       6
5339924                Single Family Residence     Refinance - No Cash Out                Primary           1            6 Mo Libor        Full Documentation            1       6
5371182                Single Family Residence     Refinance - Equity Take Out            Primary           1            Fixed Rate        Stated Income Documentation   0       0
5325899                Single Family Residence     Refinance - Equity Take Out            Primary           1            Fixed Rate        Stated Income Documentation   0       0
5319926                Single Family Residence     Refinance - Equity Take Out            Primary           1            6 Mo Libor        Stated Income Documentation   1       6
5383385                Single Family Residence     Refinance - Equity Take Out            Primary           1            6 Mo Libor        Stated Income Documentation   1       6
5327663                Single Family Residence     Refinance - No Cash Out                Primary           1            6 Mo Libor        Full Documentation            1       6
5325873                Single Family Residence     Refinance - Equity Take Out            Primary           1            Fixed Rate        Stated Income Documentation   0       0
5362520               Planned Unit Development     Refinance - Equity Take Out            Primary           1            6 Mo Libor        Full Documentation            1       6
5456132                Single Family Residence     Refinance - Equity Take Out            Primary           1            Fixed Rate        Stated Income Documentation   0       0
5473293                Single Family Residence     Refinance - Equity Take Out            Primary           1            Fixed Rate        Stated Income Documentation   0       0
5281977                Single Family Residence     Refinance - No Cash Out                Primary           1            6 Mo Libor        Full Documentation            1       6
5394028               Planned Unit Development     Purchase                               Primary           1            6 Mo Libor        Full Documentation            1       6

Total

Loan                                               Credit  Mth To   Initial
Number                 Prepayment      Prepay Mth   Score   Roll   Rate Chg.
5246848                    Yes             24        651     23      05/01/05
5356373                    Yes             24        748     23      05/01/05
5397773                    Yes             12        629     24      06/01/05
5425954                    Yes             24        565     24      06/01/05
5437660                    No               0        703     24      06/01/05
5345541                    Yes             24        597     23      05/01/05
5292388                    No               0        644      0
5471347                    No               0        788      0
5472121                    Yes             24        656     24      07/01/05
5443387                    No               0        791      0
5292370                    Yes             24        558     23      05/01/05
5369376                    No               0        536     23      05/01/05
5382999                    No               0        579      0
5350970                    No               0        665      0
5329065                    Yes             24        565     23      05/01/05
5295001                    Yes             24        505     23      05/01/05
5254248                    Yes             36        526     23      05/01/05
5346838                    Yes             24        681     23      05/01/05
5480819                    No               0        673     24      06/01/05
5256813                    No               0        584     24      06/01/05
5415641                    Yes             24        606     24      06/01/05
5464383                    No               0        589     24      06/01/05
5480447                    Yes             24        579     24      06/01/05
5337894                    Yes             24        656     23      05/01/05
5440730                    Yes             24        683     24      06/01/05
5339742                    No               0        799     23      05/01/05
5434295                    No               0        677      0
5349360                    Yes             12        667     24      06/01/05
5339924                    Yes             36        566     24      06/01/05
5371182                    No               0        711      0
5325899                    Yes             36        698      0
5319926                    No               0        666     23      05/01/05
5383385                    No               0        778     23      05/01/05
5327663                    Yes             12        596     35      05/01/06
5325873                    No               0        661      0
5362520                    Yes             24        563     23      05/01/05
5456132                    No               0        647      0
5473293                    Yes             12        645      0
5281977                    No               0        618     24      06/01/05
5394028                    Yes             36        540     24      06/01/05

Total                                                        24

Loan                  InitialRate Initial Period Prepay  LBB Credit
Number      Rate Chg.   Adj   Adj      Cap       Rterm     Grade
5246848       05/01/05  24     6        1          23        A1
5356373       05/01/05  24     6        1          23        A1
5397773       06/01/05  24     6        1          12        A2
5425954       06/01/05  24     6        1          24       A-2
5437660       06/01/05  24     6        1          0         A2
5345541       05/01/05  24     6        1          23        B4
5292388                  0     0        0          0         AA
5471347                  0     0        0          0         A1
5472121       07/01/05  24     6        1          24        AA
5443387                  0     0        0          0         AA
5292370       05/01/05  24     6        1          23       A-2
5369376       05/01/05  24     6        1          0        A-4
5382999                  0     0        0          0        A-2
5350970                  0     0        0          0         AA
5329065       05/01/05  24     6        1          23       A-2
5295001       05/01/05  24     6        1          23       A-2
5254248       05/01/05  24     6        1          35        B3
5346838       05/01/05  24     6        1          23        A2
5480819       06/01/05  24     6        1          0         A1
5256813       06/01/05  24     6        1          0         B4
5415641       06/01/05  24     6        1          24        B3
5464383       06/01/05  24     6        1          0        A-5
5480447       06/01/05  24     6        1          24       A-3
5337894       05/01/05  24     6        1          23        A1
5440730       06/01/05  24     6        1          24        A3
5339742       05/01/05  24     6        1          0         AA
5434295                  0     0        0          0         A+
5349360       06/01/05  24     6        1          12        A2
5339924       06/01/05  24     6        1          36       A-2
5371182                  0     0        0          0         AA
5325899                  0     0        0          35        A1
5319926       05/01/05  24     6        1          0         AA
5383385       05/01/05  24     6        1          0         A1
5327663       05/01/06  36     6        3          11       A-2
5325873                  0     0        0          0         AA
5362520       05/01/05  24     6        1          23       A-2
5456132                  0     0        0          0         AA
5473293                  0     0        0          12        AA
5281977       06/01/05  24     6        1          0         A3
5394028       06/01/05  24     6        1          36       A-2

Total                   24     6        1

                                        LONG BEACH MORTGAGE LOAN TRUST 2003-4
                                             Scheduled 06/01/03 Balances

TOTAL CURRENT BALANCE:                                $ 53,008,079
NUMBER OF LOANS:                                               555

                                                                                                   % of Aggregate
                                                                        Principal Balance        Principal Balance
                                                   Number of            Outstanding as of        Outstanding as of
PROPERTY TYPE:                                  Mortgage Loans           the Cutoff Date          the Cutoff Date
-------------------------------------------  ----------------------  -------------------------  ---------------------
 Manufactured Housing                                          555              53,008,078.92                 100.00
-------------------------------------------  ----------------------  -------------------------  ---------------------
Total                                                          555              53,008,078.92                 100.00
===========================================  ======================  =========================  =====================

                                                                                                   % of Aggregate
                                                                        Principal Balance        Principal Balance
                                                   Number of            Outstanding as of        Outstanding as of
PRINCIPAL BALANCE:                              Mortgage Loans           the Cutoff Date          the Cutoff Date
-------------------------------------------  ----------------------  -------------------------  ---------------------
  29,400.00  -  50,000.00                                       31               1,344,783.22                   2.54
  50,000.01  - 100,000.00                                      360              26,810,882.72                  50.58
 100,000.01  - 150,000.00                                       99              11,589,996.40                  21.86
 150,000.01  - 200,000.00                                       43               7,419,944.60                  14.00
 200,000.01  - 250,000.00                                       11               2,415,935.03                   4.56
 250,000.01  - 300,000.00                                        7               1,879,486.95                   3.55
 300,000.01  - 350,000.00                                        2                 625,450.00                   1.18
 450,000.01  - 468,000.00                                        2                 921,600.00                   1.74
-------------------------------------------  ----------------------  -------------------------  ---------------------
Total                                                          555              53,008,078.92                 100.00
===========================================  ======================  =========================  =====================

                                                                                                   % of Aggregate
                                                                        Principal Balance        Principal Balance
                                                   Number of            Outstanding as of        Outstanding as of
FICO:                                           Mortgage Loans           the Cutoff Date          the Cutoff Date
-------------------------------------------  ----------------------  -------------------------  ---------------------
Not Available                                                    4                 263,801.57                   0.50
 451  - 500                                                     28               2,626,562.87                   4.96
 501  - 550                                                    155              13,501,144.85                  25.47
 551  - 600                                                    157              14,509,939.76                  27.37
 601  - 650                                                    124              12,398,728.27                  23.39
 651  - 700                                                     67               6,853,990.44                  12.93
 701  - 750                                                     14               1,925,322.26                   3.63
 751  - 791                                                      6                 928,588.90                   1.75
-------------------------------------------  ----------------------  -------------------------  ---------------------
Total                                                          555              53,008,078.92                 100.00
===========================================  ======================  =========================  =====================

Long Beach Mortgage Loan Trust 2003-4
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                 (%) of
               Avg      Aggregate         Wgt Avg   Wgt Avg      Wgt Avg                % Non     % Second
Bucket                                         # of Loans   Balance         Balance  Principal Balance    Fico       Ltv        Debt Ratio %Primary     Owner        Home
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            8,293   1,551,005,871.00     187,026     100.00%         636        79.44       39.95       91.68         7.49        0.82

Cash Out Refinance                               3,696     696,837,443.19     188,538      44.93%         616        77.58       38.79       89.59         9.48        0.93
Purchase                                         3,664     682,741,589.71     186,338      44.02%         661        81.39       41.25       94.85         4.60        0.55
Rate/Term Refinance                                933     171,426,838.10     183,737      11.05%         611        79.28       39.50       87.61        10.92        1.47
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------
Bucket                                         # of Loans   Balance           WAC      WA MARGIN     % SF       % Condo    % 2-4 Family   % MH        % Oth
----------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            8,293   1,551,005,871.00       7.343       5.192       75.01         5.49        6.58        3.42         9.50

Cash Out Refinance                               3,696     696,837,443.19       7.522       5.324       78.63         3.45        6.74        3.71         7.46
Purchase                                         3,664     682,741,589.71       7.063       5.038       71.36         8.13        6.82        2.58        11.11
Rate/Term Refinance                                933     171,426,838.10       7.736       5.481       74.80         3.26        5.00        5.53        11.41
----------------------------------------------------------------------------------------------------------------------------------------------------------------

Long Beach Mortgage Loan Trust 2003-4
                                of                                                  (%) of Aggregate
Bucket                        #Loans       Balance           Avg Balance           Principal Balance        Wgt Avg Fico
TOTAL                            8,293  1,551,005,871.00       187,026                  100.00%                  636

Cash Out Refinance               3,696    696,837,443.19       188,538                  44.93%                   616
Purchase                         3,664    682,741,589.71       186,338                  44.02%                   661
Rate/Term Refinance                933    171,426,838.10       183,737                  11.05%                   611

Full                             4,282    756,418,868.01       176,651                  48.77%                   605
Limited                            117     24,011,223.51       205,224                   1.55%                   580
Stated                           3,894    770,575,779.48       197,888                  49.68%                   667

Manufactured Home                  555     53,008,078.92        95,510                   3.42%                   591

Bucket                        Wgt Avg Ltv       Wgt Avg Debt Ratio    % Primary        % Non Owner       % Second Home          WAC
TOTAL                            79.44                 39.95            91.68              7.49               0.82             7.343

Cash Out Refinance               77.58                 38.79            89.59              9.48               0.93             7.522
Purchase                         81.39                 41.25            94.85              4.60               0.55             7.063
Rate/Term Refinance              79.28                 39.50            87.61             10.92               1.47             7.736

Full                             80.87                 40.34            92.49              6.83               0.69             7.738
Limited                          78.57                 39.50            92.55              7.18               0.26             8.175
Stated                           78.07                 39.58            90.87              8.16               0.98             6.930

Manufactured Home                80.73                 39.75            95.89              3.06               1.05             8.673

Bucket                WA MARGIN         % SF       % Condo     % 2-4 Family      % MH          % Oth
TOTAL                   5.192          75.01         5.49          6.58          3.42          9.50

Cash Out Refinance      5.324          78.63         3.45          6.74          3.71          7.46
Purchase                5.038          71.36         8.13          6.82          2.58          11.11
Rate/Term Refinance     5.481          74.80         3.26          5.00          5.53          11.41

Full                    5.400          74.86         4.92          5.87          5.51          8.85
Limited                 5.592          80.59         4.11          5.82          3.09          6.39
Stated                  4.951          74.98         6.10          7.31          1.37          10.24

Manufactured Home       5.615           0.00         0.00          0.00         100.00         0.00

Long Beach Mortgage Loan Trust 2003-4

                                                                        (%) of Aggregate
Bucket                            # of Loans          Balance           Principal Balance          Avg Balance
----------------------------------------------------------------------------------------------------------------
TOTAL                                    8,293        1,551,005,871.00          100.00%                 187,026
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
BALANCE  0 - 25,000                         51            1,048,904.44            0.07%                  20,567
BALANCE  25,000.01 - 50,000                487           19,552,208.31            1.26%                  40,148
BALANCE  50,000.01 - 75,000                934           58,673,179.44            3.78%                  62,819
BALANCE  75,000.01 - 99,999                892           77,785,189.34            5.02%                  87,203

BALANCE  400,000.00-499,999.99             292          130,520,835.99            8.42%                 446,989
BALANCE  500,000.00-599,999.99             139           75,726,211.64            4.88%                 544,793
BALANCE  600,000.00-699,999.99              74           48,074,635.61            3.10%                 649,657
BALANCE  700,000.00-799,999.99              39             28927598.44            1.87%                 741,733
BALANCE  800,000.00-899,999.99               8               6764595.7            0.44%                 845,574
BALANCE  900,000.00-999,999.99              16             15512465.35            1.00%                 969,529
BALANCE
1,000,000.00-1,099,999.99                    4            4,000,000.00            0.26%               1,000,000

FICO 0                                      18            1,919,947.40            0.12%                 106,664
FICO 426-450                                10            1,036,340.20            0.07%                 103,634
FICO 451-475                                77           10,840,496.35            0.70%                 140,786
FICO 476-500                               299           46,952,444.37            3.03%                 157,032
FICO 501-525                               648           93,282,575.52            6.01%                 143,955
FICO 526-550                               590           91,584,371.23            5.90%                 155,228
FICO 551-575                               490           91,598,757.21            5.91%                 186,936
FICO 576-599                               472           82,221,696.90            5.30%                 174,199

LTV 080.00                               3,335          652,642,107.32           42.08%                 195,695

LTV 080.00-84.99                         3,621          716,443,896.86           46.19%                 197,858
LTV 085.00-89.99                         1,075          190,193,700.79           12.26%                 176,924
LTV 090.00-94.99                           973          191,501,920.86           12.35%                 196,816
LTV 095.00-99.99                           171           29,075,341.79            1.87%                 170,031
LTV 100.00                                 135            4,905,796.84            0.32%                  36,339

2nd Lien                                   146            5,430,807.11            0.35%                  37,197

Cash Out Refinance                       3,696          696,837,443.19           44.93%                 188,538

Non-Owner                                  953          116,206,340.56            7.49%                 121,937
Second Home                                 67             12781550.71            0.82%                 190,769

Stated                                   3,894          770,575,779.48           49.68%                 197,888
Limited                                    117           24,011,223.51            1.55%                 205,224

2-4 Family                                 528          102,120,462.68            6.58%                 193,410
Manufactured Home                          555           53,008,078.92            3.42%                  95,510

COUPON 10.001-11.000                       550           57,297,973.27            3.69%                 104,178
COUPON 11.001-12.000                       312           24,855,072.67            1.60%                  79,664
COUPON 12.001-13.000                        77            5,582,467.44            0.36%                  72,500
COUPON 13.001-14.000                         6              219,263.96            0.01%                  36,544
COUPON 14.001-15.000                         1               65,987.75            0.00%                  65,988

Grade B-3                                   36            4,402,542.47            0.28%                 122,293
Grade B-4                                    4              863,744.67            0.06%                 215,936
Grade B-5                                    2              163,760.00            0.01%                  81,880
Grade B3                                    60           10,552,166.46            0.68%                 175,869
Grade B4                                   258           48,200,870.64            3.11%                 186,825
Grade C                                    168           20,337,621.65            1.31%                 121,057
Grade D                                     79            8,891,413.70            0.57%                 112,550

Silent Second                            2,585          507,156,005.11           32.70%                 196,192

DTI 000.01-05.00                            28            4,460,303.02            0.29%                 159,297
DTI 005.01-10.00                            48           13,240,151.15            0.85%                 275,836
DTI 010.01-15.00                           113           20,355,601.31            1.31%                 180,138
DTI 015.01-20.00                           226           36,898,570.86            2.38%                 163,268
DTI 020.01-25.00                           425           66,675,927.51            4.30%                 156,885
DTI 025.01-30.00                           686          112,638,914.71            7.26%                 164,197
DTI 030.01-35.00                           997          172,609,598.51           11.13%                 173,129
DTI 035.01-40.00                         1,356          250,610,793.89           16.16%                 184,816
DTI 040.01-45.00                         1,731          342,859,122.75           22.11%                 198,070
DTI 045.01-50.00                         2,028          419,100,174.70           27.02%                 206,657
DTI 050.01-55.00                           649          110,765,426.72            7.14%                 170,671
DTI 055.01-60.00                             6              791,285.87            0.05%                 131,881
DTI 050.01-55.00                           649          110,765,426.72            7.14%                 170,671
DTI 055.01-60.00                             6              791,285.87            0.05%                 131,881
----------------------------------------------------------------------------------------------------------------

Bucket                                    WAC       WAM    Wgt Avg Fico   Wgt Avg Ltv      % Full
-------------------------------------------------------------------------------------------------------
TOTAL                                    7.343      354         636          79.44         48.77
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
BALANCE  0 - 25,000                     10.649      250         660          90.53         55.07
BALANCE  25,000.01 - 50,000              9.585      324         606          77.28         59.55
BALANCE  50,000.01 - 75,000              8.748      344         601          78.22         65.64
BALANCE  75,000.01 - 99,999              8.252      349         612          78.85         61.61

BALANCE  400,000.00-499,999.99           6.943      357         646          80.23         45.63
BALANCE  500,000.00-599,999.99           7.179      357         628          80.33         63.65
BALANCE  600,000.00-699,999.99           7.315      360         617          76.05         64.53
BALANCE  700,000.00-799,999.99           7.067      355         642          75.47         73.89
BALANCE  800,000.00-899,999.99           7.833      359         598          68.70         76.14
BALANCE  900,000.00-999,999.99           6.598      359         657          68.52         55.46
BALANCE  1,000,000.00-1,099,999.99       6.944      360         613          57.81         50.00

FICO 0                                   9.155      338          0           79.51         61.00
FICO 426-450                            10.228      359         442          79.51         69.14
FICO 451-475                            10.277      356         466          79.68         76.63
FICO 476-500                             9.886      359         490          79.56         88.10
FICO 501-525                             9.660      358         513          79.95         80.98
FICO 526-550                             8.970      358         538          78.60         77.56
FICO 551-575                             8.329      358         563          78.48         75.86
FICO 576-599                             7.923      358         587          78.36         68.18

LTV 080.00                               6.974      357         659          80.00         35.98

LTV 080.00-84.99                         7.022      357         656          80.31         38.64
LTV 085.00-89.99                         8.087      357         590          85.80         75.84
LTV 090.00-94.99                         7.638      356         622          90.10         75.06
LTV 095.00-99.99                         7.489      355         672          95.02         38.96
LTV 100.00                              11.015      236         662         100.00         52.35

2nd Lien                                10.964      234         664          99.37         51.54

Cash Out Refinance                       7.522      351         616          77.58         55.28

Non-Owner                                7.221      347         664          75.71         44.43
Second Home                              7.088      356         659          71.75         40.57

Stated                                   6.930      353         667          78.07          0.00
Limited                                  8.175      358         580          78.57          0.00

2-4 Family                               7.272      350         659          77.80         43.47
Manufactured Home                        8.673      357         591          80.73         78.62

COUPON 10.001-11.000                    10.487      352         522          80.14         81.26
COUPON 11.001-12.000                    11.495      347         528          75.76         78.26
COUPON 12.001-13.000                    12.313      360         521          71.11         89.16
COUPON 13.001-14.000                    13.657      312         501          66.93         55.53
COUPON 14.001-15.000                    14.250      359         549          75.00          0.00

Grade B-3                               10.446      360         521          81.01         80.02
Grade B-4                               10.260      359         517          79.88         93.15
Grade B-5                                9.166      360         576          72.60         100.00
Grade B3                                 8.989      358         532          78.77         73.82
Grade B4                                 8.988      358         537          77.43         76.68
Grade C                                 10.596      359         543          72.33         81.84
Grade D                                 11.298      359         535          61.34         98.63

Silent Second                            6.898      359         668          79.89         36.51

DTI 000.01-05.00                         6.876      328         658          70.99         31.36
DTI 005.01-10.00                         7.290      359         639          74.48         68.64
DTI 010.01-15.00                         7.318      346         650          78.48         64.00
DTI 015.01-20.00                         7.263      349         646          76.79         52.73
DTI 020.01-25.00                         7.385      353         644          77.12         50.34
DTI 025.01-30.00                         7.242      353         641          77.33         46.55
DTI 030.01-35.00                         7.329      354         637          78.97         43.29
DTI 035.01-40.00                         7.317      354         640          79.18         43.05
DTI 040.01-45.00                         7.186      354         642          80.06         42.85
DTI 045.01-50.00                         7.233      354         638          80.84         52.73
DTI 050.01-55.00                         8.452      357         574          79.12         68.71
DTI 055.01-60.00                         8.964      360         552          84.59         100.00
DTI 050.01-55.00                         8.452      357         574          79.12         68.71
DTI 055.01-60.00                         8.964      360         552          84.59         100.00
-------------------------------------------------------------------------------------------------------

Bucket                                  % Primary         % SF       Wgt Avg Debt Ratio   Wgt Avg CLtv
TOTAL                                     91.68           75.01               39.95

BALANCE  0 - 25,000                       88.50           70.73               38.44
BALANCE  25,000.01 - 50,000               69.58           80.43               36.31
BALANCE  50,000.01 - 75,000               79.64           64.03               37.86
BALANCE  75,000.01 - 99,999               81.95           65.69               38.75

BALANCE  400,000.00-499,999.99            97.52           77.19               40.46
BALANCE  500,000.00-599,999.99            97.89           81.56               40.37
BALANCE  600,000.00-699,999.99            98.65           84.12               38.43
BALANCE  700,000.00-799,999.99            97.54           89.69               35.74
BALANCE  800,000.00-899,999.99           100.00           75.24               40.64
BALANCE  900,000.00-999,999.99           100.00           87.44               35.74
BALANCE
1,000,000.00-1,099,999.99                100.00           75.00               29.25

FICO 0                                    93.90           68.73               38.95
FICO 426-450                              88.42           94.27               43.64
FICO 451-475                              97.90           87.48               45.08
FICO 476-500                              95.84           83.90               42.66
FICO 501-525                              97.17           77.88               41.82
FICO 526-550                              96.17           75.19               42.08
FICO 551-575                              96.40           76.77               41.31
FICO 576-599                              92.60           71.10               40.23

LTV 080.00                                93.35           73.39               40.78

LTV 080.00-84.99                          93.65           73.47               40.72
LTV 085.00-89.99                          97.12           76.37               41.97
LTV 090.00-94.99                          94.07           76.64               40.04
LTV 095.00-99.99                         100.00           79.98               40.11
LTV 100.00                               100.00           54.20               41.21

2nd Lien                                 100.00           54.03               41.19

Cash Out Refinance                        89.59           78.63               38.79

Non-Owner                                  0.00           62.24               33.16
Second Home                                0.00           63.81               36.93

Stated                                    90.87           74.98               39.58
Limited                                   92.55           80.59               39.50

2-4 Family                                67.99            0.00               39.16
Manufactured Home                         95.89            0.00               39.75

COUPON 10.001-11.000                      95.00           73.76               41.80
COUPON 11.001-12.000                      94.16           80.47               40.86
COUPON 12.001-13.000                      90.39           86.03               40.25
COUPON 13.001-14.000                      40.48          100.00               41.45
COUPON 14.001-15.000                     100.00          100.00               29.00

Grade B-3                                100.00           89.63               44.73
Grade B-4                                100.00           93.15               47.33
Grade B-5                                100.00           43.97               31.40
Grade B3                                  98.27           83.53               42.11
Grade B4                                  97.33           82.01               41.32
Grade C                                   94.36           78.62               39.89
Grade D                                   94.07           74.13               41.31

Silent Second                             99.18           71.71               42.03           98.41

DTI 000.01-05.00                          35.49           62.76                4.09
DTI 005.01-10.00                          68.85           80.15                8.10
DTI 010.01-15.00                          69.32           71.54               13.06
DTI 015.01-20.00                          71.94           79.44               18.20
DTI 020.01-25.00                          80.13           77.81               23.47
DTI 025.01-30.00                          87.10           74.00               28.24
DTI 030.01-35.00                          90.45           74.24               33.27
DTI 035.01-40.00                          93.91           75.84               38.18
DTI 040.01-45.00                          95.45           75.67               43.10
DTI 045.01-50.00                          94.56           74.69               48.09
DTI 050.01-55.00                          93.25           71.84               52.98
DTI 055.01-60.00                         100.00           81.50               56.77
DTI 050.01-55.00                          93.25           71.84               52.98
DTI 055.01-60.00                         100.00           81.50               56.77

Long Beach Mortgage Loan Trust 2003-4
                                                                                   (%) of Aggregate
Bucket                                      # of Loans         Balance            Principal Balance       Avg Balance
-----------------------------------------------------------------------------------------------------------------------
TOTAL                                              8,293     1,551,005,871.00               100.00%            187,026
-----------------------------------------------------------------------------------------------------------------------

LTV 010.01-15.00                                       2           802,337.24                 0.05%            401,169
LTV 015.01-20.00                                       5           212,042.86                 0.01%             42,409
LTV 020.01-25.00                                       8           901,521.86                 0.06%            112,690
LTV 025.01-30.00                                      15         1,357,641.83                 0.09%             90,509
LTV 030.01-35.00                                      10         1,163,438.40                 0.08%            116,344
LTV 035.01-40.00                                      35         6,208,352.38                 0.40%            177,381
LTV 040.01-45.00                                      47         7,596,179.54                 0.49%            161,621
LTV 045.01-50.00                                      74        12,301,852.91                 0.79%            166,241
LTV 050.01-55.00                                      89        14,069,961.10                 0.91%            158,089
LTV 055.01-60.00                                     128        23,352,861.94                 1.51%            182,444
LTV 060.01-65.00                                     291        51,061,678.11                 3.29%            175,470
LTV 065.01-70.00                                     454        76,086,906.05                 4.91%            167,592
LTV 070.01-75.00                                     701       125,290,578.45                 8.08%            178,731
LTV 075.01-80.00                                   3,794       751,121,968.51                48.43%            197,976
LTV 080.01-85.00                                   1,166       211,650,095.16                13.65%            181,518
LTV 085.01-90.00                                   1,141       229,223,184.05                14.78%            200,897
LTV 090.01-95.00                                     195        33,547,017.30                 2.16%            172,036
LTV 095.01-100.00                                    138         5,058,253.31                 0.33%             36,654

Bucket                        Wgt Avg Ltv      Wgt Avg Fico  % Full    % Standard  % Limited
-----------------------------------------------------------------------------------------------
TOTAL                            79.44             636        48.77      49.68        1.55
-----------------------------------------------------------------------------------------------

LTV 010.01-15.00                 14.60             752        0.00       100.00       0.00
LTV 015.01-20.00                 19.60             693        32.99      67.01        0.00
LTV 020.01-25.00                 23.64             650        39.54      60.46        0.00
LTV 025.01-30.00                 27.84             644        51.46      48.54        0.00
LTV 030.01-35.00                 32.44             646        42.32      57.68        0.00
LTV 035.01-40.00                 37.97             625        59.28      40.72        0.00
LTV 040.01-45.00                 43.09             614        52.22      47.78        0.00
LTV 045.01-50.00                 48.66             645        40.60      58.06        1.34
LTV 050.01-55.00                 52.99             648        32.20      63.72        4.08
LTV 055.01-60.00                 57.75             614        42.12      55.22        2.67
LTV 060.01-65.00                 63.36             601        49.89      47.76        2.35
LTV 065.01-70.00                 68.97             631        34.34      63.97        1.69
LTV 070.01-75.00                 74.20             622        43.82      54.77        1.41
LTV 075.01-80.00                 79.78             656        36.93      61.89        1.18
LTV 080.01-85.00                 84.53             592        73.97      22.14        3.90
LTV 085.01-90.00                 89.74             621        74.49      24.96        0.55
LTV 090.01-95.00                 94.86             670        41.45      58.55        0.00
LTV 095.01-100.00                99.97             662        53.30      46.70        0.00

Long Beach Mortgage Loan Trust 2003-4

---------------------------------------------------------------------------------------------------------------

       FICO                                <=500         501-550                  551-600              601-650
       --------------------------------------------------------------------------------------------------------
       <=50                         1,213,581.36    2,727,273.34             5,338,462.72         7,647,119.85
       --------------------------------------------------------------------------------------------------------
L      50.01-60                     1,769,556.38    5,030,257.08             6,846,108.75         8,863,202.72
       --------------------------------------------------------------------------------------------------------
T      60.01-70                     5,875,576.69   22,738,333.20            23,795,080.47        29,859,513.49
       --------------------------------------------------------------------------------------------------------
V      70.01-75                     7,858,591.08   20,296,551.31            19,741,924.90        27,139,581.15
       --------------------------------------------------------------------------------------------------------
       75.01-80                    12,536,055.97   52,108,685.60            45,130,811.61       190,129,235.98
       --------------------------------------------------------------------------------------------------------
       80.01-85                    23,927,321.57   49,792,379.72            40,690,428.14        46,718,231.04
       --------------------------------------------------------------------------------------------------------
       85.01-90                     7,458,893.83   32,173,466.50            36,450,401.94        72,851,423.91
       --------------------------------------------------------------------------------------------------------
       90.01-95                       109,651.44            0.00                     0.00        10,730,493.08
       --------------------------------------------------------------------------------------------------------
       95.01-100                            0.00            0.00                     0.00         2,207,158.01
       --------------------------------------------------------------------------------------------------------
       >100                                 0.00            0.00                     0.00                 0.00
       --------------------------------------------------------------------------------------------------------
       Total
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

       FICO                              651-700         701-750                  751-800                 >800
       --------------------------------------------------------------------------------------------------------
       <=50                         7,673,454.69    3,796,893.05             2,046,582.01           100,000.00
       --------------------------------------------------------------------------------------------------------
L      50.01-60                     8,026,804.19    5,606,248.36             1,280,645.56                 0.00
       --------------------------------------------------------------------------------------------------------
T      60.01-70                    28,112,910.26   10,555,821.79             5,111,414.29         1,099,933.97
       --------------------------------------------------------------------------------------------------------
V      70.01-75                    35,140,331.96    8,979,112.80             6,027,806.41           106,678.84
       --------------------------------------------------------------------------------------------------------
       75.01-80                   285,952,585.67  129,146,752.17            35,715,441.51           402,400.00
       --------------------------------------------------------------------------------------------------------
       80.01-85                    35,040,576.96   12,148,392.73             2,933,765.00           399,000.00
       --------------------------------------------------------------------------------------------------------
       85.01-90                    60,663,378.23   14,819,136.75             4,341,322.96           465,159.93
       --------------------------------------------------------------------------------------------------------
       90.01-95                    17,297,632.80    4,750,479.11               658,760.87                 0.00
       --------------------------------------------------------------------------------------------------------
       95.01-100                    2,217,003.51      598,439.82                35,651.97                 0.00
       --------------------------------------------------------------------------------------------------------
       >100                                 0.00            0.00                     0.00                 0.00
       --------------------------------------------------------------------------------------------------------
       Total                                                                                  1,551,005,871.00
---------------------------------------------------------------------------------------------------------------

Long Beach Mortgage Loan Trust 2003-4

   --------------------------------------------------------------------------------------

   FICO                      <=500            501-550          551-600           601-650
-----------------------------------------------------------------------------------------
   <=50               1,213,581.36       2,727,273.34     5,338,462.72      7,647,119.85
   50.01-60           1,769,556.38       5,030,257.08     6,846,108.75      8,863,202.72
   60.01-70           5,875,576.69      22,738,333.20    23,795,080.47     29,859,513.49
L  70.01-75           7,858,591.08      20,296,551.31    19,741,924.90     27,139,581.15
T  75.01-80          12,536,055.97      52,108,685.60    45,130,811.61    190,129,235.98
V  80.01-85          23,927,321.57      49,792,379.72    40,690,428.14     46,718,231.04
   85.01-90           7,458,893.83      32,173,466.50    36,450,401.94     72,851,423.91
   90.01-95             109,651.44               0.00             0.00     10,730,493.08
   95.01-100                  0.00               0.00             0.00      2,207,158.01
   >100                       0.00               0.00             0.00              0.00
   --------------------------------------------------------------------------------------
   Total
-----------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------

   FICO                    651-700            701-750          751-800               800
-----------------------------------------------------------------------------------------
   <=50               7,673,454.69       3,796,893.05     2,046,582.01        100,000.00
   50.01-60           8,026,804.19       5,606,248.36     1,280,645.56              0.00
   60.01-70          28,112,910.26      10,555,821.79     5,111,414.29      1,099,933.97
L  70.01-75          35,140,331.96       8,979,112.80     6,027,806.41        106,678.84
T  75.01-80         285,952,585.67     129,146,752.17    35,715,441.51        402,400.00
V  80.01-85          35,040,576.96      12,148,392.73     2,933,765.00        399,000.00
   85.01-90          60,663,378.23      14,819,136.75     4,341,322.96        465,159.93
   90.01-95          17,297,632.80       4,750,479.11       658,760.87              0.00
   95.01-100          2,217,003.51         598,439.82        35,651.97              0.00
   >100                       0.00               0.00             0.00              0.00
   --------------------------------------------------------------------------------------
   Total
-----------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------

    FICO                      <=500           501-550          551-600           601-650
-----------------------------------------------------------------------------------------
    04.001-5.000               0.00              0.00             0.00        490,006.47
    05.001-6.000               0.00        586,506.99     1,973,805.73     40,462,128.83
    06.001-7.000         226,747.08      5,161,834.88    21,275,610.99    190,082,904.49
    07.001-8.000       1,368,435.07     20,655,058.67    65,374,724.51    130,005,323.94
W   08.001-9.000       8,905,686.86     56,107,029.76    64,094,049.96     27,591,078.10
A   09.001-10.000     24,338,449.60     54,934,729.68    16,591,132.65      3,972,778.86
C   10.001-11.000     20,331,911.89     26,729,392.78     6,806,022.45      1,477,263.71
    11.001-12.000      4,663,362.53     16,190,299.11     1,592,963.26      1,898,394.83
    12.001-13.000        860,245.43      4,271,233.03       284,908.98        166,080.00
    13.001-14.000         54,389.86        164,874.10             0.00              0.00
    14.001-15.000              0.00         65,987.75             0.00              0.00
    -------------------------------------------------------------------------------------
    Total
-----------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------

    FICO                    651-700           701-750          751-800              >800
-----------------------------------------------------------------------------------------
    04.001-5.000       4,788,370.20      4,094,992.90       455,722.89              0.00
    05.001-6.000      79,989,789.69     38,449,451.43    15,062,260.33        766,678.84
    06.001-7.000     277,577,875.99    110,460,167.35    34,059,854.93      1,604,133.97
    07.001-8.000     104,436,482.54     33,917,871.98     8,031,347.20        202,359.93
W   08.001-9.000       9,943,366.10      2,428,444.62       506,553.26              0.00
A   09.001-10.000      1,524,279.45        487,079.19             0.00              0.00
C   10.001-11.000      1,354,461.36        563,269.11        35,651.97              0.00
    11.001-12.000        510,052.94              0.00             0.00              0.00
    12.001-13.000              0.00              0.00             0.00              0.00
    13.001-14.000              0.00              0.00             0.00              0.00
    14.001-15.000              0.00              0.00             0.00              0.00
    -------------------------------------------------------------------------------------
    Total                                                               1,551,005,871.00
-----------------------------------------------------------------------------------------

    LTV                  <=50           50.01-60         60.01-70          70.01-75          75.01-80
-----------------------------------------------------------------------------------------------------------
    04.001-5.000               0.00        108,174.17       850,989.85        135,839.85      8,556,068.11
    05.001-6.000       7,903,566.00      8,669,765.92    18,735,834.04     20,034,961.45    108,029,073.32
    06.001-7.000       9,641,918.41     12,923,677.52    45,981,441.52     46,797,413.98    370,208,400.52
    07.001-8.000       7,387,303.92      5,166,298.94    24,094,922.08     22,587,813.62    164,347,118.94
W   08.001-9.000       2,187,004.02      4,531,831.10    15,347,851.89     14,270,377.00     50,447,953.29
A   09.001-10.000      1,638,025.83      3,011,396.13     7,326,556.89     11,079,619.88     25,445,340.96
C   10.001-11.000        830,107.91        873,363.59     6,261,886.02      6,946,445.25     15,748,501.93
    11.001-12.000        836,257.50      1,456,750.01     6,502,974.12      2,406,285.14      6,700,661.49
    12.001-13.000         86,183.43        584,065.66     2,046,127.75        965,834.53      1,604,475.85
    13.001-14.000         33,000.00         97,500.00             0.00              0.00         34,374.10
    14.001-15.000              0.00              0.00             0.00         65,987.75              0.00
    -------------------------------------------------------------------------------------------------------
    Total
-----------------------------------------------------------------------------------------------------------

    LTV                 80.01-85          85.01-90          90.01-95       95.01-100      >100
---------------------------------------------------------------------------------------------------
    04.001-5.000           178,020.48              0.00              0.00         0.00    0.00
    05.001-6.000         9,487,546.96      4,429,874.15              0.00         0.00    0.00
    06.001-7.000        61,329,852.25     83,326,302.01     10,240,123.47         0.00    0.00
    07.001-8.000        44,800,213.91     77,462,502.78     18,145,429.65         0.00    0.00
W   08.001-9.000        37,897,907.14     40,166,380.98      4,726,903.24         0.00    0.00
A   09.001-10.000       33,875,559.36     18,307,041.78        249,600.00   915,308.60    0.00
C   10.001-11.000       19,284,843.58      5,199,267.57         85,170.80 2,068,386.62    0.00
    11.001-12.000        4,445,981.40        331,814.78         99,790.14 2,074,558.09    0.00
    12.001-13.000          295,780.22              0.00              0.00         0.00    0.00
    13.001-14.000           54,389.86              0.00              0.00         0.00    0.00
    14.001-15.000                0.00              0.00              0.00         0.00    0.00
    -----------------------------------------------------------------------------------------------
    Total                                                1,551,005,871.00
---------------------------------------------------------------------------------------------------